UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21212

Nuveen California AMT-Free Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2013

Nuveen California Premium Income Municipal Fund
NCU

Nuveen California Dividend Advantage Municipal Fund
NAC

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Nuveen California AMT-Free Municipal Income Fund
NKX

February

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	17

Performance Overview & Holding Summaries	18

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	26

Statement of Assets and Liabilities	64

Statement of Operations	65

Statement of Changes in Net Assets	66

Statement of Cash Flows	68

Financial Highlights	70

Notes to Financial Statements	79

Board Members & Officers	94

Reinvest Automatically, Easily and Conveniently	99

Glossary of Terms Used in this Report	101

Additional Fund Information	103

Chairman’s
Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of recent years, investors continue to have good reason to remain cautious. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are required to meet the EU fiscal targets.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable social issues. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that potentially loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments in companies that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 22, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California AMT-Free Municipal Income Fund (NKX)
(formerly Nuveen Insured California Tax-Free Advantage Municipal Fund)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH and NKX since 2003.

REORGANIZATIONS

Effective on May 7, 2012, the following Acquired Funds were merged into the Acquiring Fund.

	Acquired Funds	Acquiring Fund
•	Nuveen Insured California Premium
Income Municipal Fund, Inc. (NPC)
•	Nuveen Insured California Premium	Nuveen California AMT-Free
	Income Municipal Fund 2, Inc. (NCL)	Municipal Income Fund (NKX)
•	Nuveen Insured California Dividend
Advantage Municipal Fund (NKL)

Upon the closing of the reorganizations, the Acquired Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds.

The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its March 2013 meeting (following the end of this reporting period), the central bank stated it expected that its “highly accommodative stance of monetary

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

policy” would keep the fed funds rate in “this exceptionally low range” as long as the unemployment rate remained above 6.5% and the outlook for inflation was no higher than 2.5%. The Fed also decided to continue purchasing $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities each month in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.4%, bringing GDP growth for the calendar year 2012 to 2.2%, compared with 1.8% in 2011. The Consumer Price Index (CPI) rose 2.0% year-over-year as of February 2013, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to show signs of improvement. As of February 2013, the national unemployment rate was 7.7%, the lowest level since December 2008, down from 8.3% in February 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended January 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since the pre-recession summer of 2006, although housing prices continued to be off approximately 30% from their mid-2006 peak.

During this period, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation which were scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks, including the tax exemption on municipal bond interest. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts, the “sequestration”, intended to address the federal budget deficit. As a result, automatic spending cuts affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the

6	Nuveen Investments

municipal yield curve and the long end of the curve continued to flatten. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this reporting period, we continued to see borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended February 28, 2013, municipal bond issuance nationwide totaled $379.6 billion, an increase of 16% over the issuance for the twelve-month period ended February 29, 2012. As previously discussed, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

How were the economic and market environments in California during this reporting period?

California’s economic recovery has broadened, driven by consumer and tourism spending and expanding technology services. As of February 2013, California’s unemployment rate was 9.6%, its lowest level since late 2008, down from 10.8% in February 2012. Recent improvements were expected to transform housing into a positive driver of the California economy. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 9.8%, 12.1% and 17.5%, respectively, over the twelve months ended January 2013 (most recent data available at the time this report was prepared). This growth outpaced the average increase of 8.1% nationally for the same period. Recovering housing-related industries, including construction, should help employment numbers continue to improve.

On the fiscal front, the fiscal 2012 general fund budget totaled $91.3 billion and closed a projected two-year budget gap of $15.7 billion in part through spending reductions aimed at welfare and child care for the poor. Overall, continued budget problems, including persistent deficits and spending that outpaced revenues, posed the largest threat to the state’s economic recovery over the near and long term. This risk was averted when voters approved temporary sales and personal income tax increases (Proposition 30) in November 2012. Proposition 30 raised the state sales tax rate from 7.25% to 7.50% through 2016 and increased the top marginal income tax rate to 13.3% through 2018. These increases eliminated the need for $6 billion in cuts that would have affected K-12 and higher education spending. In addition, the new state sales tax rate combined with the new highest federal tax bracket of 39.6% has stimulated demand for municipal California tax-exempt paper. For fiscal 2013-2014,

Nuveen Investments	7

the proposed general fund budget is expected to be structurally balanced, with general fund expenditures estimated at $97.7 billion, a 5% increase over the revised fiscal 2013 estimates. Tempering the positive financial news at the state level was the number of local municipalities, including San Bernardino and Stockton, which filed for bankruptcy, as cities were increasingly squeezed by budget problems resulting from declines in property valuations and rising pension costs. In January 2013, S&P upgraded the rating on California general obligation (GO) debt to A from A-. Moody’s and Fitch maintained their ratings of A1 and A, respectively, as of February 2013. All three rating agencies listed their outlooks for California as stable. For the twelve months ended February 28, 2013, municipal issuance in California totaled $44.0 billion, an increase of 3% over the previous twelve months. For this period, California was the second largest state issuer in the nation (behind New York), representing approximately 11.6% of total issuance nationwide for the period.

How did the Funds perform during the twelve-month reporting period ended February 28, 2013? What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year, five-year and ten-year period ended February 28, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended February 28, 2013, the total returns on common share net asset value (NAV) for all these California Funds exceeded the returns for the S&P Municipal Bond California Index and the S&P Municipal Bond Index. For this same period, NAC, NVX, NZH and NKX outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, while NCU underperformed the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor in performance during this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns during this period, while bonds at the shortest end produced the weakest results. The Funds’ duration and yield curve positionings were the most important determinants of performance during this period. On the whole, NAC was the most advantageously positioned, with overweights in the longest parts of the yield curve that outperformed and an underweight to the shortest end. NVX, NZH and NKX also benefited in proportion to their allocations along the outperforming longer end of the curve. NCU was less advantageously positioned than the other four Funds, with a

8	Nuveen Investments

shorter effective duration and an underweight in the longest end of the curve. In addition, the Funds were generally helped by their allocations of long duration bonds, many of which were zero coupon bonds, which generally outperformed the market as a whole during this period.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. Among these Funds, NVX and NZH had the largest allocations of bonds rated BBB and NAC was helped by its overweightings in sub-investment grade and non-rated bonds and an underweighting in bonds rated AAA. On the other hand, NCU was negatively impacted by its overexposure to bonds rated AAA and underexposure to BBB and sub-investment grade bonds. NKX, which was managed as an insured Fund until March 2012, has had a relatively short time to expand its exposure to lower rated credits, and its overall higher credit profile, overweight in bonds rated AA and underweighted in sub-investment grade credits, was negative for performance.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included industrial development revenue (IDR) credits, health care (together with hospitals), education, transportation and housing bonds. These Funds tended to have good weightings in health care, which boosted their performance, as did their overall sector allocations, including their exposure to redevelopment agency (RDA) bonds. Tobacco credits backed by the 1998 master tobacco settlement agreement were the top performing market sector in 2012, helped by their longer effective durations and the increased demand for higher yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including California, stand to receive increased payments from the tobacco companies. During this period, as tobacco bonds rallied, all of these Funds benefited from their holdings of tobacco credits, with NZH having the heaviest weighting of tobacco bonds and NKX the smallest.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of February 28, 2013, NCU and NVX had the heaviest weightings in pre-refunded bonds, which hampered their performance, while

Nuveen Investments	9

NAC and NKX held the smallest allocations of pre-refunded bonds. We continued to hold pre-refunded bonds in our portfolios due to the higher yields they provided. Also lagging the performance of the general municipal market for this period were general obligation (GO) bonds and electric utilities credits. All of these Funds were underweighted to varying degrees in the tax-supported sector, especially California state GOs, relative to the California market, which lessened the negative impact of these holdings. This underweighting was due to the fact that California state GOs comprise such a large portion of the tax-supported sector in California that it would be very difficult to match the market weighting in our portfolios.

In addition, NZH and NKX had exposure to California municipalities that are experiencing financial difficulties. NZH and NKX each held lease revenue bonds issued by the Stockton Public Finance Authority. These bonds were purchased at distressed levels and have improved in price since purchase. It is important to note that the Stockton lease bonds are insured, and the insurer, National Public Finance Guaranty, has stated that it will make payments on the bonds if required. As of April 1, 2013 (after the end of this reporting period), Stockton became the most populous U.S. city to declare bankruptcy and the case is expected to become an important test case of the federal bankruptcy code versus California state pension law. (NZH and NKX also hold insured GO bonds issued by the Stockton Unified School District, which were not affected by the city’s bankruptcy filing). NKX also holds insured certificates of participation (COPs) issued by the city of San Bernardino. As with the Stockton lease bonds, the insurer of the San Bernardino COPs has indicated that it will make payments on the bonds if necessary.

In light of other recent events in the municipal marketplace, shareholders also should be aware of an issue involving some of the Funds’ holdings, i.e., the downgrade of Puerto Rico bonds. In December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. Earlier in the year (July 2012), bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of the California Funds should note that NAC, NVX, NZH and NKX have limited exposure to Puerto Rico bonds, with holdings ranging from less than 1% in NAC to approximately 3% in NVX, while NCU does not have any Puerto Rico holdings. The majority of these holdings are the dedicated sales tax bonds issued by COFINA, which were added to NAC, NVX, NZH and NKX during this period based on their credit strength. NVX also has a small position in Puerto Rico

10	Nuveen Investments

GO and appropriation bonds, and NZH holds Puerto Rico highway revenue credits. Holdings other than the COFINA credits were generally purchased in the past to help keep the Funds fully invested and were aimed to provide higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes). For the reporting period ended February 28, 2013, Puerto Rico paper generally underperformed the market as a whole. The impact on performance differed from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as long-term holdings and note that the commonwealth’s recent enforcement of sales tax collections has improved significantly.

As previously discussed, municipal bond prices generally rallied nationally during this period, driven by strong demand and tight supply of new issuance. At the same time, yields continued to be relatively low. California municipal paper also performed well, due in part to demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

Much of our investment activity during this period was opportunistic, with purchases driven by the timing of cash flows from refunding activity as well as called or maturing bonds. To find attractive opportunities for the Funds, we were focused largely on the secondary market, rather than new issuance, which remained below historical levels. In particular, we looked for bonds with call dates between 2019 and 2021, a structure that we believed offered value, specifically, attractive pricing and yields relative to the bonds’ call dates. In addition, if these bonds are not called in 2019 to 2021, we stand to receive a higher yield by holding the bonds until they mature or are called. This type of bond is sometimes referred to as a “kicker bond” because of the additional yield, or “kick” to maturity, once the bond passes its initial call date.

We also continued to add exposure to RDA bonds in the secondary market. In 2011, as part of cost-saving measures to close gaps in the California state budget, all 400 RDAs in the state were ordered to dissolve by February 1, 2012, and successor agencies and oversight boards were created to manage obligations that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. The uncertainty surrounding the fate of the state’s RDAs caused spreads on RDA bonds to widen substantially and prompted RDAs to issue their remaining capacity of bonds prior to the 2012 termination date, resulting in heavy issuance of these bonds offering attractive prices, higher coupons and very attractive structures, including 10-year call provisions. During this period as the market in general seemed to become more comfortable with these bonds, their spreads began to narrow, and we found fewer deals that we regarded as attractive as the period progressed. We continued to be very selective in

Nuveen Investments	11

our purchases in this sector, performing the underlying credit work and evaluating issuers on a case-by-case basis.

During this period, we also took advantage of short-term market opportunities created by supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we focused on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment.

Cash for new purchases during this period was generated primarily by the proceeds from the increased number of bond calls resulting from the growth in refinancings. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds, as well as those from maturing bonds, to keep the Funds fully invested and support their income streams. In addition, we sold selected bonds with short effective maturities on the occasions when we needed additional cash to take advantage of attractive opportunities.

As of February 28, 2013, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of February 28, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective	Regulatory
Fund	Leverage*	Leverage*
NCU	35.35%	27.85%
NAC	31.89%	26.69%
NVX	36.05%	28.86%
NZH	37.61%	31.00%
NKX	35.91%	30.92%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	13

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NCU	2015	$35,250,000	2.00%	NCU PrC
NVX	2014	$42,846,300	2.35%	NVX PrA
NVX	2015	$55,000,000	2.05%	NVX PrC
NZH	2014	$27,000,000	2.35%	NZH PrA
NZH	2014-1	$46,294,500	2.25%	NZH PrB
NZH	2015	$86,250,000	2.95%	NZH PrC

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NAC	$136,200,000
NKX*	$291,600,000
*	$221,100,000 VRDP Shares at Liquidation Value were issued in connection with the reorganization.

During the twelve month reporting period NKX issued $35,000,000 VRDP Shares at Liquidation Value through a privately negotiated offering.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

14	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS

During the twelve-month reporting period ended February 28, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NCU	NAC	NVX	NZH	NKX	**
March	$0.0725	$0.0770	$0.0800	$0.0750	$0.0710
April	0.0725	0.0770	0.0800	0.0750	0.0710
May	0.0725	0.0770	0.0800	0.0750	0.0710
June	0.0725	0.0770	0.0800	0.0705	0.0710
July	0.0725	0.0770	0.0800	0.0705	0.0780
August	0.0725	0.0770	0.0800	0.0705	0.0780
September	0.0725	0.0770	0.0800	0.0705	0.0780
October	0.0725	0.0770	0.0800	0.0705	0.0780
November	0.0725	0.0770	0.0800	0.0705	0.0780
December	0.0700	0.0740	0.0750	0.0670	0.0700
January	0.0700	0.0740	0.0750	0.0670	0.0700
February	0.0700	0.0740	0.0750	0.0670	0.0700

Market Yield***	5.32%	5.62%	5.52%	5.64%	5.56%
Taxable-Equivalent Yield***	8.15%	8.61%	8.45%	8.64%	8.51%

**	NKX paid shareholders a capital gains distribution in December 2012 of $0.0160 per share.
***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

Nuveen Investments	15

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NAC and NKX have not repurchased any of their outstanding common shares.

	Common Shares	% of Common Shares
Fund	Repurchased and Retired	Authorized for Repurchase
NCU	44,500	7.7%
NAC	—	—
NVX	50,700	3.4%
NZH	12,900	0.5%
NKX	—	—

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

SHELF EQUITY PROGRAMS

The following Funds filed a preliminary prospectus with the SEC for an equity shelf offering, which is not yet effective, pursuant to which the Fund may issue additional common shares as shown in the accompanying table.

Additional
Fund	Common Shares
NAC	2,300,000
NKX	4,100,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on the Funds’ Shelf Equity Programs.

COMMON SHARE OTHER INFORMATION

As of February 28, 2013, and during the twelve-month reporting period, the Funds were trading at a premium/(discount) to their common share net asset value (NAV) as shown in the accompanying table.

	NCU	NAC	NVX	NZH	NKX
Common Share NAV	$15.93	$15.90	$16.35	$14.71	$15.57
Common Share Price	$15.78	$15.81	$16.30	$14.25	$15.12
Premium/(Discount) to NAV	(0.94)%	(0.57)%	(0.31)%	(3.13)%	(2.89)%
12-Month Average Premium/(Discount) to NAV	(1.26)%	(0.35)%	(0.77)%	(1.25)%	(0.79)%

16	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	17

Nuveen California Premium Income Municipal Fund (NCU)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NCU at Common Share NAV	9.89%	10.04%	6.82%
NCU at Common Share Price	10.10%	11.74%	7.96%
S&P California Municipal Bond Index	6.77%	7.22%	5.38%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper California Municipal Debt Funds Classification Average	11.55%	9.29%	6.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	29.3%
Tax Obligation/General	22.3%
Health Care	21.1%
U.S. Guaranteed	7.2%
Water and Sewer	6.1%
Other	14.0%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	15%
AA	34%
A	31%
BBB	16%
BB or Lower	2%
N/R	2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview  and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s  Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund (NAC)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	13.39%	9.81%	6.84%
NAC at Common Share Price	10.80%	11.22%	8.08%
S&P California Municipal Bond Index	6.77%	7.22%	5.38%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper California Municipal Debt Funds Classification Average	11.55%	9.29%	6.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	26.6%
Tax Obligation/General	20.9%
Health Care	19.7%
Water and Sewer	11.8%
Consumer Staples	5.7%
Education and Civic Organizations	4.7%
Other	10.6%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	4%
AA	42%
A	26%
BBB	13%
BB or Lower	7%
N/R	7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen California Dividend Advantage Municipal Fund 2 (NVX)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NVX at Common Share NAV	11.94%	9.88%	7.08%
NVX at Common Share Price	11.03%	12.03%	8.41%
S&P California Municipal Bond Index	6.77%	7.22%	5.38%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper California Municipal Debt Funds Classification Average	11.55%	9.29%	6.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	20.7%
Health Care	18.5%
Tax Obligation/Limited	15.9%
Water and Sewer	10.9%
U.S. Guaranteed	8.8%
Utilities	5.9%
Consumer Staples	5.8%
Education and Civic Organizations	5.6%
Other	7.9%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	12%
AA	38%
A	19%
BBB	19%
BB or Lower	5%
N/R	6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund 3 (NZH)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013
	Average Annual
	1-Year	5-Year	10-Year
NZH at Common Share NAV	12.15%	9.25%	6.41%
NZH at Common Share Price	5.41%	9.93%	7.37%
S&P California Municipal Bond Index	6.77%	7.22%	5.38%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper California Municipal Debt Funds Classification Average	11.55%	9.29%	6.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	29.3%
Health Care	21.8%
Tax Obligation/General	12.2%
Water and Sewer	8.5%
U.S. Guaranteed	6.8%
Consumer Staples	6.7%
Other	14.7%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	7%
AA	31%
A	22%
BBB	26%
BB or Lower	7%
N/R	8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen California AMT-Free Municipal Income Fund (NKX)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	12.08%	8.82%	6.55%
NKX at Common Share Price	6.53%	8.60%	6.38%
S&P California Municipal Bond Index	6.77%	7.22%	5.38%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
S&P Municipal Bond Insured Index	5.76%	7.10%	5.15%
Lipper California Municipal Debt Funds Classification Average	11.55%	9.29%	6.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	35.9%
Tax Obligation/General	20.1%
Water and Sewer	13.5%
Health Care	11.7%
U.S. Guaranteed	8.3%
Other	10.5%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	10%
AA	46%
A	27%
BBB	9%
BB or Lower	4%
N/R	4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

NCU NAC NVX
Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimina- tion of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. Further information from the February 24, 2012 shareholder meeting for NKX to approve the issuance of additional common shares in connection with a Reorganization is included.

	NCU		NAC		NVX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—	12,153,291	4,224,438
Against	—	—	—	—	737,606	171,651
Abstain	—	—	—	—	309,910	65,092
Broker Non-Votes	—	—	—	—	4,579,297	2,734,818
Total	—	—	—	—	17,780,104	7,195,999
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—	12,146,763	4,223,818
Against	—	—	—	—	735,592	173,251
Abstain	—	—	—	—	318,452	64,112
Broker Non-Votes	—	—	—	—	4,579,297	2,734,818
Total	—	—	—	—	17,780,104	7,195,999
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	8,408,053	—	20,410,998	—	20,912,097	—
Withhold	303,637	—	588,830	—	725,516	—
Total	8,711,690	—	20,999,828	—	21,637,613	—
Jack B. Evans
For	8,361,534	—	20,388,279	—	20,916,097	—
Withhold	350,156	—	611,549	—	721,516	—
Total	8,711,690	—	20,999,828	—	21,637,613	—
William C. Hunter
For	—	3,266,302	—	600	—	9,126,862
Withhold	—	141,126	—	—	—	343,374
Total	—	3,407,428	—	600	—	9,470,236
William J. Schneider
For	—	3,266,302	—	600	—	9,126,862
Withhold	—	141,126	—	—	—	343,374
Total	—	3,407,428	—	600	—	9,470,236

Nuveen Investments	23

NZH NKX	Shareholder Meeting Report (continued)

	NZH		NKX
	Common and Preferred shares voting together as a class	Preferred Shares voting together as a class	Common and Preferred shares voting together as a class	Preferred Shares voting together as a class	Common Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—	—
Against	—	—	—	—	—
Abstain	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—
Total	—	—	—	—	—
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—	—
Against	—	—	—	—	—
Abstain	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—
Total	—	—	—	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	2,617,715	—	2,617,360
Against	—	—	183,929	—	183,929
Abstain	—	—	105,422	—	105,422
Broker Non-Votes	—	—	888,385	—	888,385
Total	—	—	3,795,451	—	3,795,096
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	35,577,002	—	36,607,839	—	—
Withhold	1,443,441	—	1,464,776	—	—
Total	37,020,443	—	38,072,615	—	—
Jack B. Evans
For	35,587,511	—	36,516,638	—	—
Withhold	1,432,932	—	1,555,977	—	—
Total	37,020,443	—	38,072,615	—	—
William C. Hunter
For	—	15,184,060	—	2,477	—
Withhold	—	418,288	—	89	—
Total	—	15,602,348	—	2,566	—
William J. Schneider
For	—	15,184,060	—	2,477	—
Withhold	—	418,288	—	89	—
Total	—	15,602,348	—	2,566	—

24	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen California Premium Income Municipal Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3
Nuveen California AMT-Free Municipal Income Fund
       (formerly Nuveen Insured California Tax-Free Advantage Municipal Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen California AMT-Free Municipal Income Fund (the “Funds”) as of February 28, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, and Nuveen California AMT-Free Municipal Income Fund at February 28, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2013

Nuveen Investments	25

Nuveen California Premium Income Municipal Fund
NCU	Portfolio of Investments

February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.3% (4.4% of Total Investments)
$1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/13 at 100.00	BBB+	$1,541,220
190	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	184,954
2,795	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/13 at 100.00	BBB	2,749,609
485	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	454,741
865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	789,079
5,835	Total Consumer Staples			5,719,603
	Education and Civic Organizations – 6.0% (4.2% of Total Investments)
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	72,834
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
45	5.000%, 11/01/21	11/15 at 100.00	A2	48,863
60	5.000%, 11/01/25	11/15 at 100.00	A2	64,718
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.376%, 3/01/33 (IF)	3/18 at 100.00	Aa2	1,366,781
2,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	2,207,320
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	214,210
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	341,586
1,190	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured	5/13 at 100.00	Aa1	1,202,447
4,962	Total Education and Civic Organizations			5,518,759
	Health Care – 30.1% (21.1% of Total Investments)
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	371,023
3,525	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	3,848,701
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	718,716
1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,062,660
815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	842,800
1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,835,700
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	818,527
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,257,138
2,100	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,325,015
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,816,209

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$377	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	$567,807
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	885,552
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,861,794
1,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,578,441
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,025,610
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,039,380
1,415	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,564,891
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,074,010
24,752	Total Health Care			27,493,974
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
495	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	547,777
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	165,481
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	370,227
1,000	Total Housing/Multifamily			1,083,485
	Housing/Single Family – 2.1% (1.5% of Total Investments)
1,770	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	BBB	1,814,657
70	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	73,273
1,840	Total Housing/Single Family			1,887,930
	Tax Obligation/General – 31.9% (22.3% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	A1	2,876,142
1,300	5.500%, 11/01/39	11/19 at 100.00	A1	1,530,906
3,500	California State, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 4/01/42	4/22 at 100.00	A1	3,950,765
4,475	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	4,617,887
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	Aa2	6,445,860
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,292,440
15	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/22 – NPFG Insured	8/14 at 100.00	AA	16,060
135	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	147,417
1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,495,974
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	3,601,619
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,130,680
31,475	Total Tax Obligation/General			29,105,750

Nuveen Investments	27

Nuveen California Premium Income Municipal Fund (continued)
NCU	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 41.9% (29.3% of Total Investments)
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	$955,370
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	12/13 at 100.00	AA+	1,753,867
1,865	5.000%, 12/01/24 – AMBAC Insured	12/13 at 100.00	AA+	1,929,771
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	5/13 at 100.00	A2	5,944,568
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,179,380
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,464,660
535	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	569,727
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	170,453
500	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	507,955
260	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/13 at 100.00	BBB+	261,001
350	Fontana, California, Redevelopment Agency, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/13 at 100.00	A–	350,452
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	414,902
320	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	329,443
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	77,609
175	5.125%, 9/01/36	9/16 at 100.00	N/R	179,197
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/13 at 100.00	BBB+	3,537,617
310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	322,853
2,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	2,093,080
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	575,852
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	A–	3,269,923
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	212,592
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	76,247
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
60	6.000%, 9/01/33	9/13 at 103.00	N/R	62,158
135	6.125%, 9/01/41	9/13 at 103.00	N/R	139,771
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	591,619
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	242,504
155	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	156,837

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	$45,738
190	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	192,844
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A	1,729,440
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A	3,458,880
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,148,220
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA–	2,286,320
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	36,131
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB	35,267
40	7.000%, 8/01/41	2/21 at 100.00	BBB	46,400
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	BBB	104,469
275	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	286,611
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	370,192
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	55,810
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	110,688
35,845	Total Tax Obligation/Limited			38,276,418
	Transportation – 2.5% (1.8% of Total Investments)
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.640%, 10/01/32 (IF)	4/18 at 100.00	AA	320,635
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/13 at 100.00	BBB–	1,999,920
2,220	Total Transportation			2,320,555
	U.S. Guaranteed – 10.3% (7.2% of Total Investments) (4)
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	889,356
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,854,700
370	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	393,758
3,495	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	3,570,737
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	390,302
	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A:
255	5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	Aa1 (4)	257,678
55	5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	Aa1 (4)	55,587
8,280	Total U.S. Guaranteed			9,412,118

Nuveen Investments	29

Nuveen California Premium Income Municipal Fund (continued)
NCU	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.8% (1.3% of Total Investments)
$890	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	$1,083,798
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	279,560
295	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	303,912
1,460	Total Utilities			1,667,270
	Water and Sewer – 8.7% (6.1% of Total Investments)
1,125	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	1,189,620
1,275	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,322,124
205	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	225,080
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 18.355%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	1,097,889
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.966%, 2/15/35 (IF)	8/19 at 100.00	AAA	2,319,120
1,795	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	A+	1,804,137
6,570	Total Water and Sewer			7,957,970
$124,239	Total Investments (cost $116,968,208) – 142.8%			130,443,832
	Floating Rate Obligations – (6.0)%			(5,525,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (38.6)% (6)			(35,250,000)
	Other Assets Less Liabilities – 1.8%			1,668,626
	Net Assets Applicable to Common Shares – 100%			$91,337,458

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund
NAC	Portfolio of Investments

February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 8.1% (5.7% of Total Investments)
$810	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$788,486
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
20,615	5.750%, 6/01/47	6/17 at 100.00	B	19,328,830
2,895	5.125%, 6/01/47	6/17 at 100.00	B	2,458,318
8,255	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	7,530,459
32,575	Total Consumer Staples			30,106,093
	Education and Civic Organizations – 6.7% (4.7% of Total Investments)
2,500	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	2,789,800
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	301,739
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	11,065,500
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	217,168
265	5.000%, 11/01/25	11/15 at 100.00	A2	285,837
4,685	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.376%, 3/01/33 (IF)	3/18 at 100.00	Aa2	5,758,427
1,250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	1,423,275
565	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	569,882
2,775	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured	5/13 at 100.00	Aa1	2,804,027
22,530	Total Education and Civic Organizations			25,215,655
	Health Care – 28.0% (19.7% of Total Investments)
3,815	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	4,215,728
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2009, 5.000%, 8/15/39	8/19 at 100.00	A+	2,758,550
1,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	1,572,693
14,895	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	16,262,808
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,008,980
1,120	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,190,179
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	6,745,695
3,325	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,438,416

Nuveen Investments	31

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$1,760	5.250%, 7/01/24	7/15 at 100.00	BBB	$1,887,248
3,870	5.250%, 7/01/30	7/15 at 100.00	BBB	4,082,850
150	5.250%, 7/01/35	7/15 at 100.00	BBB	157,692
10,140	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	10,865,923
3,095	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,470,331
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,929,198
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,442,854
1,586	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,391,878
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,022,840
2,860	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,332,472
1,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,113,220
1,725	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	2,115,678
675	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	710,046
5,450	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,932,761
2,570	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	2,635,818
3,300	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,035,240
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,317,790
93,276	Total Health Care			104,636,888
	Housing/Multifamily – 2.0% (1.4% of Total Investments)
1,995	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,207,707
4,600	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.125%, 8/15/32	8/22 at 100.00	BBB	4,910,868
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	327,670
6,915	Total Housing/Multifamily			7,446,245
	Housing/Single Family – 0.7% (0.5% of Total Investments)
270	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	282,623
2,395	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.485%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	2,385,348
2,665	Total Housing/Single Family			2,667,971

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 0.1% (0.1% of Total Investments)
$5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	$305,869
	Long-Term Care – 0.3% (0.2% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,224,340
	Tax Obligation/General – 29.7% (20.9% of Total Investments)
	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B:
21,000	0.000%, 8/01/41 – AGM Insured	No Opt. Call	AA–	5,157,600
16,840	0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA–	3,724,671
10,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	12,238,900
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	6.000%, 3/01/33	3/20 at 100.00	A1	6,211,250
8,000	5.500%, 3/01/40	3/20 at 100.00	A1	9,474,800
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,175,280
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,650	5.000%, 9/01/41	9/21 at 100.00	A1	1,852,043
4,330	5.000%, 10/01/41	10/21 at 100.00	A1	4,864,582
	California State, General Obligation Bonds, Various Purpose Series 2012:
2,000	5.250%, 2/01/28	2/22 at 100.00	A1	2,411,740
5,000	5.250%, 2/01/29	2/22 at 100.00	A1	5,994,150
2,000	5.000%, 4/01/42	4/22 at 100.00	A1	2,257,580
4,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	5,182,076
3,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	3,534,360
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA–	6,263,997
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	3,292,440
5,210	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/35 – FGIC Insured	7/14 at 101.00	A1	5,400,426
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	627,889
4,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	4,606,040
5,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 – AGM Insured	7/13 at 101.00	AA–	5,130,950
50,070	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	21,609,711
157,685	Total Tax Obligation/General			111,010,485
	Tax Obligation/Limited – 37.7% (26.6% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	1,035,650
615	5.800%, 9/01/35	9/14 at 102.00	N/R	633,641
1,910	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (4)	8/17 at 102.00	N/R	516,311
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,179,380

Nuveen Investments	33

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	$2,464,660
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/31	No Opt. Call	A2	2,289,360
2,000	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	2,016,800
710	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	733,466
1,225	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,244,490
1,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/13 at 100.00	BBB	1,484,721
1,040	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/13 at 100.00	BBB+	1,044,004
1,430	Fontana, California, Redevelopment Agency, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/13 at 100.00	A–	1,431,845
3,490	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/13 at 100.00	Baa2	3,543,327
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,144,080
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 100.00	A	4,016,775
31,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	32,697,655
2,850	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	2,782,284
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	5,034,060
1,285	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	1,318,474
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
325	5.000%, 9/01/26	9/16 at 100.00	N/R	336,307
755	5.125%, 9/01/36	9/16 at 100.00	N/R	773,105
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	680,704
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	2,063,900
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,012,420
1,290	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,343,483
1,530	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/24 – AGM Insured	3/14 at 100.00	AA–	1,593,021
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	3,568,670
695	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	869,125

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$9,200	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 – NPFG Insured	5/13 at 100.00	A	$9,217,848
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
535	5.000%, 9/01/26	9/14 at 102.00	N/R	545,850
245	5.000%, 9/01/33	9/14 at 102.00	N/R	247,114
260	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	304,988
3,290	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	5/13 at 100.00	A–	3,301,416
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	1,058,550
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/13 at 103.00	N/R	253,810
530	6.125%, 9/01/41	9/13 at 103.00	N/R	548,730
8,250	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/13 at 101.00	N/R	8,335,470
2,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,333,607
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/13 at 100.00	Baa2	1,571,633
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,120,020
845	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	975,789
620	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	627,347
150	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	171,519
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	8/13 at 100.00	A–	1,891,825
770	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	781,527
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	2,882,400
1,150	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	1,170,919
120	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	144,526
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB	146,944
155	7.000%, 8/01/41	2/21 at 100.00	BBB	179,800
2,695	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 – AMBAC Insured	5/13 at 100.00	AA	2,707,208
1,000	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	1,098,870
Nuveen Investments	35

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
$1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	BBB	$1,149,159
1,235	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	1,287,142
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	8/15 at 100.00	BBB	1,015,230
5,000	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	6,138,100
205	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	228,821
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,375,776
1,000	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,059,110
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	648,546
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,872,551
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,984,260
1,350	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,351,998
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
150	6.000%, 9/01/26	9/21 at 100.00	A–	174,771
210	6.500%, 9/01/32	9/21 at 100.00	A–	249,127
135,605	Total Tax Obligation/Limited			141,004,019
	Transportation – 3.0% (2.1% of Total Investments)
11,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40	7/13 at 100.00	BBB–	11,155,352
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	121,193
11,270	Total Transportation			11,276,545
	U.S. Guaranteed – 5.9% (4.1% of Total Investments) (5)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	1,630,486
655	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (5)	714,336
2,625	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,666,239
3,630	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	AA– (5)	3,753,892
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (5)	1,398,426

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (5)	$8,170,919
1,725	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (5)	1,777,009
1,120	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	N/R (5)	1,158,808
	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A:
600	5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	Aa1 (5)	606,300
125	5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	Aa1 (5)	126,335
19,085	Total U.S. Guaranteed			22,002,750
	Utilities – 3.1% (2.2% of Total Investments)
3,775	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	4,335,097
5,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	5,998,465
1,270	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,308,367
10,545	Total Utilities			11,641,929
	Water and Sewer – 16.7% (11.8% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
1,265	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,321,571
6,475	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	6,714,316
875	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	960,706
2,500	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	2,753,775
9,955	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	11,626,743
835	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	878,863
2,250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	2,509,133
11,000	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/26	5/20 at 100.00	AA	13,232,780
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41	No Opt. Call	AA–	6,451,987

Nuveen Investments	37

Nuveen California Dividend Advantage Municipal Fund (continued)
NAC	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$12,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/43	5/22 at 100.00	AA–	$13,751,400
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	2,296,000
54,735	Total Water and Sewer			62,497,274
$553,006	Total Investments (cost $475,458,019) – 142.0%			531,036,063
	Floating Rate Obligations – (6.9)%			(25,920,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (36.4)% (6)			(136,200,000)
	Other Assets Less Liabilities – 1.3%			5,179,588
	Net Assets Applicable to Common Shares – 100%			$374,095,651

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen California Dividend Advantage Municipal Fund 2
NVX	Portfolio of Investments

February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 8.4% (5.8% of Total Investments)
$500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$486,720
3,635	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/13 at 100.00	Baa1	3,649,904
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
12,540	5.750%, 6/01/47	6/17 at 100.00	B	11,757,629
1,270	5.125%, 6/01/47	6/17 at 100.00	B	1,078,433
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	3,338,762
21,605	Total Consumer Staples			20,311,448
	Education and Civic Organizations – 8.1% (5.6% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,987,769
2,745	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.456%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	4,489,502
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
125	5.000%, 11/01/21	11/15 at 100.00	A2	135,730
165	5.000%, 11/01/25	11/15 at 100.00	A2	177,974
1,915	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	Baa2	1,918,313
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	BBB+	2,886,025
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.376%, 3/01/33 (IF)	3/18 at 100.00	Aa2	3,619,758
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	967,827
565	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	569,882
2,680	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	Aa1	2,705,514
16,265	Total Education and Civic Organizations			19,458,294
	Health Care – 26.6% (18.5% of Total Investments)
2,000	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22	5/13 at 100.00	BBB	2,004,440
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,762,600
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	991,239
3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	3,275,490
9,260	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	10,110,346
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	4,493,569
2,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,677,903
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,300,895

Nuveen Investments	39

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$5,250	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	$5,519,220
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	476,540
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,166,186
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
2,705	5.000%, 11/15/43	11/15 at 100.00	AA–	2,907,009
3,315	5.000%, 11/15/43 (UB) (4)	11/15 at 100.00	AA–	3,562,564
	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554:
1,325	18.365%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,996,987
998	18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,504,350
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,330,400
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,792,284
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	478,624
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,225,184
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,933,154
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,751,300
58,568	Total Health Care			64,260,284
	Housing/Multifamily – 3.8% (2.6% of Total Investments)
1,320	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,460,738
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	437,724
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	994,323
5,962	California Statewide Community Development Authority, Multifamily Housing Revenue Refunding Bonds, Claremont Village Apartments, Series 2001D, 5.500%, 6/01/31 (Mandatory put 6/01/16) (Alternative Minimum Tax)	6/13 at 100.00	AA+	6,021,978
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	209,914
8,837	Total Housing/Multifamily			9,124,677
	Housing/Single Family – 3.0% (2.1% of Total Investments)
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	BBB	1,484,129
160	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	167,480
5,775	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	BBB	5,567,620
7,425	Total Housing/Single Family			7,219,229
	Industrials – 0.1% (0.1% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	189,675

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.6% (0.4% of Total Investments)
$1,550	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	5/13 at 100.00	A	$1,556,448
	Tax Obligation/General – 29.9% (20.7% of Total Investments)
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	10,207,900
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	A1	16,742,569
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	A1	2,484,500
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,175,280
	California State, General Obligation Bonds, Various Purpose Series 2011:
3,650	5.000%, 9/01/41	9/21 at 100.00	A1	4,096,943
2,190	5.000%, 10/01/41	10/21 at 100.00	A1	2,460,377
	California State, General Obligation Bonds, Various Purpose Series 2012:
4,850	5.250%, 2/01/29	2/22 at 100.00	A1	5,814,326
2,000	5.000%, 4/01/42	4/22 at 100.00	A1	2,257,580
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,517,277
13,530	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	Aa3	7,966,870
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	A+	1,421,443
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	BBB+	2,189,780
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	387,653
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,167,600
	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D:
6,480	0.000%, 8/01/31	No Opt. Call	Aa2	2,882,628
17,510	0.000%, 8/01/42	No Opt. Call	Aa2	7,557,141
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,809,088
84,565	Total Tax Obligation/General			72,138,955
	Tax Obligation/Limited – 23.0% (15.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	673,173
385	5.800%, 9/01/35	9/14 at 102.00	N/R	396,669
1,190	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5)	8/17 at 102.00	N/R	321,681
1,245	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,325,813
1,200	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003, 6.000%, 9/01/33	9/13 at 100.00	N/R	1,210,080
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	449,377
700	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/13 at 102.00	BBB+	712,117
960	Fontana, California, Redevelopment Agency, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/13 at 100.00	A–	961,238
750	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	762,720

Nuveen Investments	41

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Gilroy School Facilities Financing Authority, Santa Clara County, California, Revenue Bonds, Series 2013A, 5.000%, 8/01/46 (WI/DD, Settling 3/13/13)	8/23 at 100.00	Aa3	$1,619,745
1,200	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	1,259,088
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,845,244
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,834,200
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	901,068
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	212,132
470	5.125%, 9/01/36	9/16 at 100.00	N/R	481,271
2,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	2,063,940
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	418,507
1,265	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	1,305,417
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	833,168
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	901,313
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	594,007
485	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	489,186
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	205,280
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/13 at 100.00	N/R	2,011,760
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
165	6.000%, 9/01/33	9/13 at 103.00	N/R	170,933
360	6.125%, 9/01/41	9/13 at 103.00	N/R	372,722
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,379,895
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	5,300,050
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	635,129
385	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	389,562
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	114,346
475	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	482,111
700	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	712,733

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
$1,000	7.750%, 8/01/28	8/16 at 102.00	A	$1,159,530
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,512,249
990	San Diego, California, Special Tax Community Facilities District 4 Black Mountain Ranch Villages Bonds, Series 2008A, 6.000%, 9/01/37	9/13 at 103.00	N/R	1,026,769
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	96,350
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33	2/21 at 100.00	BBB	99,922
105	7.000%, 8/01/41	2/21 at 100.00	BBB	121,800
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	BBB	1,149,159
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	797,298
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,023,168
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,558,076
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	156,268
6,500	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38 (WI/DD, Settling 3/07/13)	11/22 at 100.00	AA	7,313,930
415	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	448,578
1,930	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 6.750%, 9/01/30	9/13 at 103.00	N/R	1,975,838
500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	496,065
850	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	851,258
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	284,717
53,080	Total Tax Obligation/Limited			55,416,650
	Transportation – 3.8% (2.7% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.640%, 10/01/32 (IF)	4/18 at 100.00	AA	2,084,125
7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	7,208,950
8,430	Total Transportation			9,293,075
	U.S. Guaranteed – 12.7% (8.8% of Total Investments) (6)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	2,200,586
4,900	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	5,093,158
860	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	915,221
415	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	452,595
4,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	A (6)	4,256,680

Nuveen Investments	43

Nuveen California Dividend Advantage Municipal Fund 2 (continued)
NVX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,620	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$1,645,450
1,170	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,228,547
885	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	927,046
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	AA+ (6)	2,867,700
1,055	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (6)	1,086,808
700	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	N/R (6)	724,255
1,700	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (6)	1,779,883
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29A:
2,330	5.250%, 5/01/18 (Pre-refunded 5/01/13) – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+ (6)	2,350,131
2,555	5.250%, 5/01/19 (Pre-refunded 5/01/13) – FGIC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+ (6)	2,577,075
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (6)	990,767
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	Aa2 (6)	1,470,643
28,260	Total U.S. Guaranteed			30,566,545
	Utilities – 8.5% (5.9% of Total Investments)
5,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	5,316,050
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,704,411
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	AA–	1,016,510
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	545,315
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	813,866
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,543,245
2,000	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.250%, 7/01/20 – NPFG Insured	7/13 at 100.00	A+	2,033,960
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,765,890
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	Baa1	4,721,800
18,645	Total Utilities			20,461,047
	Water and Sewer – 15.7% (10.9% of Total Investments)
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,433,670
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,538,390
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	598,383

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	$2,284,520
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 18.355%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,900,822
1,500	Orange County Water District, California, Revenue Certificates of Participation, Tender Option Bond Trust 11782-1, 17.966%, 2/15/35 (IF)	8/19 at 100.00	AAA	2,319,120
750	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	836,378
20,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/43	5/22 at 100.00	AA–	22,919,000
32,595	Total Water and Sewer			37,830,283
$343,000	Total Investments (cost $316,350,562) – 144.2%			347,826,610
	Floating Rate Obligations – (3.9)%			(9,380,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (40.6)% (7)			(97,846,300)
	Other Assets Less Liabilities – 0.3%			636,342
	Net Assets Applicable to Common Shares – 100%			$241,236,652

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen California Dividend Advantage Municipal Fund 3
NZH	Portfolio of Investments

February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 9.8% (6.7% of Total Investments)
$815	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$793,354
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
24,485	5.750%, 6/01/47	6/17 at 100.00	B	22,957,381
6,325	5.125%, 6/01/47	6/17 at 100.00	B	5,370,937
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	5,715,121
37,890	Total Consumer Staples			34,836,793
	Education and Civic Organizations – 5.2% (3.6% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	301,739
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A3	2,683,930
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	217,168
270	5.000%, 11/01/25	11/15 at 100.00	A2	291,230
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,047,980
1,275	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	Baa2	1,277,206
6,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	6,621,960
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	1,480,206
560	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.500%, 10/01/23	10/13 at 100.00	N/R	564,838
4,000	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/23 – AMBAC Insured	5/13 at 100.00	Aa1	4,039,480
17,055	Total Education and Civic Organizations			18,525,737
	Health Care – 31.8% (21.8% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001:
4,000	6.000%, 4/01/22	5/13 at 100.00	BBB	4,008,880
2,000	6.125%, 4/01/32	5/13 at 100.00	BBB	2,003,620
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,762,600
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	1,600,381
1,765	California Health Facilities Financing Authority, Revenue Bonds, St. Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	2,094,296
4,050	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	4,421,912
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,329,510
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 19.206%, 5/15/39 (IF) (4)	11/16 at 100.00	AA–	5,106,006
3,850	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	4,091,241

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA–	$1,785,036
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,403,189
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,885,099
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,552,168
4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	5,004,765
7,065	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds, Mission Community Hospital, Series 2001, 5.375%, 11/01/21	5/13 at 100.00	A	7,081,461
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	2,449,482
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	723,219
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,460,925
2,575	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,767,301
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.959%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	7,656,208
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,437,340
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,402,760
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	2,857,698
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	731,084
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,131,790
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	8,327,637
	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
5,790	5.000%, 7/01/38	7/17 at 100.00	Baa2	5,938,282
2,500	5.000%, 7/01/47	7/17 at 100.00	Baa2	2,561,025
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,157,520
99,319	Total Health Care			112,732,435
	Housing/Multifamily – 1.3% (0.9% of Total Investments)
2,025	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,240,906
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,156,592
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	332,790
4,370	Total Housing/Multifamily			4,730,288

Nuveen Investments	47

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.8% (2.6% of Total Investments)
$275	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	$287,856
	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	8.106%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	BBB	9,266,243
3,805	8.485%, 8/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	3,789,666
14,260	Total Housing/Single Family			13,343,765
	Industrials – 1.6% (1.1% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	5,354,550
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	310,947
10,205	Total Industrials			5,665,497
	Long-Term Care – 1.8% (1.2% of Total Investments)
2,450	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.125%, 1/01/22	5/13 at 100.00	A	2,460,192
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
1,500	5.125%, 3/01/22	5/13 at 100.00	A	1,502,970
1,315	5.250%, 3/01/32	5/13 at 100.00	A	1,316,460
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,224,340
6,265	Total Long-Term Care			6,503,962
	Tax Obligation/General – 17.8% (12.2% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	A1	3,720,626
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	4,121,670
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	A1	2,321,326
1,000	5.250%, 11/01/40	11/20 at 100.00	A1	1,175,280
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,000	5.000%, 9/01/41	9/21 at 100.00	A1	7,857,150
4,315	5.000%, 10/01/41	10/21 at 100.00	A1	4,847,730
	California State, General Obligation Bonds, Various Purpose Series 2012:
2,970	5.250%, 2/01/28	2/22 at 100.00	A1	3,581,434
5,000	5.250%, 2/01/29	2/22 at 100.00	A1	5,994,150
4,000	5.000%, 4/01/42	4/22 at 100.00	A1	4,515,160
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	AA	15,030
18,500	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/46	No Opt. Call	Aa2	3,827,095
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	627,889
2,715	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	2,997,469
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	Aa1	2,384,007
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	3,077,998
	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D:
15,000	0.000%, 8/01/31	No Opt. Call	Aa2	6,672,750
12,520	0.000%, 8/01/42	No Opt. Call	Aa2	5,403,507
89,755	Total Tax Obligation/General			63,140,271

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 42.7% (29.3% of Total Investments)
$1,960	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25 (5)	8/17 at 102.00	N/R	$529,827
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	5/13 at 100.00	A2	4,012,240
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	12/13 at 100.00	A2	4,569,081
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,179,380
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	2,644,742
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/31	No Opt. Call	A2	4,578,720
	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 90-2 – Talega, Series 2003:
1,750	5.875%, 9/01/23	9/13 at 100.00	N/R	1,769,338
550	6.000%, 9/01/33	9/13 at 100.00	N/R	554,620
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	738,631
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,194,366
1,050	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/13 at 102.00	BBB+	1,068,176
1,445	Fontana, California, Redevelopment Agancy, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/13 at 100.00	A–	1,446,864
1,125	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	1,144,080
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/13 at 100.00	N/R	3,527,440
1,000	Gilroy School Facilities Financing Authority, Santa Clara County, California, Revenue Bonds, Series 2013A, 5.000%, 8/01/46 (WI/DD, Settling 3/13/13)	8/23 at 100.00	Aa3	1,079,830
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,356,780
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	341,481
760	5.125%, 9/01/36	9/16 at 100.00	N/R	778,225
3,000	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20	10/13 at 102.00	N/R	3,095,910
685	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	690,788
2,000	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 1 of Sycamore Creek, Series 2003, 6.500%, 9/01/24	9/13 at 102.00	N/R	2,063,900
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,012,420
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,364,313
	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L:
1,715	5.000%, 3/01/18	5/13 at 100.00	BBB–	1,731,224
1,350	5.100%, 3/01/19	5/13 at 100.00	BBB–	1,362,893

Nuveen Investments	49

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,675	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/26 – AGM Insured	3/14 at 100.00	AA–	$1,740,526
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	906,642
	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D:
535	5.000%, 9/01/26	9/14 at 102.00	N/R	545,850
245	5.000%, 9/01/33	9/14 at 102.00	N/R	247,114
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	316,718
3,000	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/19 – FGIC Insured	5/13 at 100.00	A–	3,008,430
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33	8/13 at 100.00	N/R	2,011,760
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/14 at 100.00	Baa2	11,226,854
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/13 at 103.00	N/R	253,810
540	6.125%, 9/01/41	9/13 at 103.00	N/R	559,084
3,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/13 at 101.00	N/R	3,031,080
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,393,864
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	8/13 at 100.00	Baa2	3,251,170
995	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,017,567
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	BBB	6,038,040
6,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	6,360,060
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	998,885
625	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	632,406
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,804,840
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	177,236
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
995	5.000%, 9/01/29	9/22 at 100.00	N/R	1,052,073
2,625	5.000%, 9/01/35	9/22 at 100.00	N/R	2,713,305
780	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	791,677
1,145	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 6.000%, 9/01/33	9/14 at 100.00	N/R	1,165,828
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa2	3,193,186

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	9/13 at 100.00	AA–	$14,625,962
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	150,548
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB	146,944
160	7.000%, 8/01/41	2/21 at 100.00	BBB	185,600
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	1,208,975
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,542,465
6,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	6,205,260
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	239,983
1,250	Solana Beach School District Public Financing Authority, San Diego County, California, Special Tax Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	BBB	1,303,313
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	8,902,056
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	BB	1,358,355
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,412,376
1,950	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38 (WI/DD, Settling 3/07/13)	11/22 at 100.00	AA	2,194,179
600	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	648,546
2,810	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38	9/13 at 103.00	N/R	2,872,551
2,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	1,984,260
1,375	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	1,377,035
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	438,938
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/26 – NPFG Insured	4/13 at 100.00	A2	2,507,675
148,000	Total Tax Obligation/Limited			151,578,295
	Transportation – 3.4% (2.3% of Total Investments)
11,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB–	12,090,398
	U.S. Guaranteed – 10.0% (6.8% of Total Investments) (6)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,926,938
8,210	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/16 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	8,533,638
2,450	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA– (6)	2,481,826

Nuveen Investments	51

Nuveen California Dividend Advantage Municipal Fund 3 (continued)
NZH	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$660	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	$719,789
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	A (6)	2,127,540
3,080	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,128,387
1,940	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2003A, 6.500%, 9/01/25 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	2,037,078
1,335	Lincoln, California, Special Tax Bonds, Lincoln Crossing Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34 (Pre-refunded 9/01/13)	9/13 at 102.00	N/R (6)	1,398,426
1,735	Rohnert Park Finance Authority, California, Senior Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (6)	1,787,310
1,125	Rohnert Park Finance Authority, California, Subordinate Lien Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%, 9/15/38 (Pre-refunded 9/15/13)	9/13 at 100.00	N/R (6)	1,163,981
1,000	San Buenaventura, California, Wastewater Revenue Certificates of Participation, Series 2004, 5.000%, 3/01/24 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (6)	1,046,990
4,110	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2003, Issue 29B, 5.125%, 5/01/17 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	A+ (6)	4,146,045
3,315	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/18 (Pre-refunded 4/01/13) – NPFG Insured	4/13 at 100.00	AA– (6)	3,330,514
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (6)	1,615,251
33,995	Total U.S. Guaranteed			35,443,713
	Utilities – 4.3% (3.0% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	4,381,032
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
2,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,072,420
1,285	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,323,820
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa2	5,095,700
2,500	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.125%, 8/01/22 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+	2,509,075
14,600	Total Utilities			15,382,047
	Water and Sewer – 12.4% (8.5% of Total Investments)
1,070	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,131,461
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
2,685	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,805,073
5,155	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,345,529
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,319,770
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	1,178,933
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	977,176
850	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	894,651

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	$2,284,520
3,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41	No Opt. Call	AA–	3,468,810
19,800	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/43	5/22 at 100.00	AA–	22,689,810
39,575	Total Water and Sewer			44,095,733
$527,039	Total Investments (cost $476,283,910) – 145.9%			518,068,934
	Floating Rate Obligations – (0.2)%			(845,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (44.9)% (7)			(159,544,500)
	Other Assets Less Liabilities – (0.8)%			(2,516,753)
	Net Assets Applicable to Common Shares – 100%			$355,162,681

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen California AMT-Free Municipal Income Fund
(formerly Nuveen Insured California Tax-Free Advantage Municipal Fund)
NKX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.3% (3.6% of Total Investments)
$1,350	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BB–	$1,290,762
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
12,785	5.750%, 6/01/47	6/17 at 100.00	B	11,987,344
9,500	5.125%, 6/01/47	6/17 at 100.00	B	8,067,020
14,630	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	13,345,925
38,265	Total Consumer Staples			34,691,051
	Education and Civic Organizations – 1.9% (1.3% of Total Investments)
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,702,704
3,000	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	3,282,180
1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,103,660
6,000	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/27 – AMBAC Insured	5/13 at 100.00	Aa1	6,056,520
11,600	Total Education and Civic Organizations			12,145,064
	Health Care – 17.3% (11.7% of Total Investments)
5,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26	5/13 at 100.00	A	5,009,250
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	1,760,041
	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A:
1,000	5.000%, 11/15/35	No Opt. Call	AA–	1,152,380
1,625	5.000%, 11/15/39	No Opt. Call	AA–	1,842,068
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,301,500
2,000	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	AA–	2,215,200
4,543	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	6,851,389
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,034,110
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	4,448,680
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
4,565	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	Baa2	4,790,785
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,799,715
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,055,000
20,120	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	21,560,391
4,500	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	4,831,695
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,497,452

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,060	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	$4,495,029
7,500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,667,600
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	11,187,800
2,735	California Statewide Community Development Authority, Revenue Bonds, Trinity Health, Series 2011, 5.000%, 12/01/41	12/21 at 100.00	AA	3,080,485
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,131,790
1,145	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,246,424
2,400	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,458,584
7,670	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	8,482,483
650	University of California, Hospital Revenue Bonds, UCLA Medical Center, Series 2004A, 5.500%, 5/15/18 – AMBAC Insured	5/13 at 100.00	N/R	655,103
101,663	Total Health Care			112,554,954
	Housing/Multifamily – 0.2% (0.1% of Total Investments)
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/13 at 102.00	AA–	1,191,492
	Long-Term Care – 1.5% (1.0% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	3,408,930
2,000	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Series 2002, 5.250%, 1/01/26	5/13 at 100.00	A	2,008,360
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,658,743
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	2,791,350
8,825	Total Long-Term Care			9,867,383
	Tax Obligation/General – 29.5% (20.1% of Total Investments)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A–	1,594,276
900	California State, General Obligation Bonds, Series 2003, 5.000%, 2/01/21	8/13 at 100.00	A1	917,478
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/42	No Opt. Call	A1	3,401,520
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	7,453,500
1,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 9/01/25	9/21 at 100.00	A1	1,210,280
8,500	California State, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 4/01/42	4/22 at 100.00	A1	9,594,715
835	California State, General Obligation Refunding Bonds, Series 2002, 5.000%, 2/01/22 – NPFG Insured	5/13 at 100.00	A1	838,382
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA–	4,457,930
7,575	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	7,816,870
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	2,907,650

Nuveen Investments	55

Nuveen California AMT-Free Municipal Income Fund (continued)
NKX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
$3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA–	$3,967,781
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA–	3,999,504
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	3,485,439
10,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/28 – SYNCORA GTY Insured	8/13 at 47.75	A	4,613,000
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	6/13 at 100.00	AA	232,385
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Trust 2668, 9.639%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA–	9,521,810
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	5,498,650
1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa1	1,384,014
1,270	Merced City School District, Merced County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	AA–	1,292,581
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA–	3,327,120
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA–	3,194,670
13,880	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	Aa3	7,246,470
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	5/13 at 100.00	N/R	2,510,275
16,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/46	No Opt. Call	Aa2	3,309,920
980	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	1,070,140
5,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	AA–	5,975,750
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa2	900,596
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012 R-1, 0.000%, 7/01/31	No Opt. Call	Aa2	5,544,344
10,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	11,471,200
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	5/13 at 100.00	A1	2,007,600
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	8/17 at 100.00	AA–	5,692,300
1,500	San Juan Capistrano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.111%, 8/01/17 (IF)	No Opt. Call	AAA	2,318,340
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 – AGM Insured	8/21 at 21.00	AA–	1,021,165
10,450	0.000%, 8/01/43 – AGM Insured	8/21 at 19.43	AA–	1,376,997
21,225	0.000%, 8/01/44 – AGM Insured	8/21 at 17.98	AA–	2,615,557
12,550	0.000%, 8/01/45 – AGM Insured	8/21 at 16.64	AA–	1,429,571
23,425	0.000%, 8/01/46 – AGM Insured	8/21 at 15.39	AA–	2,482,582
14,915	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	3,978,875
56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
$24,280	0.000%, 8/01/47 – AGC Insured	8/37 at 100.00	AA–	$13,460,346
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA–	21,621,127
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	6,241,306
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,182,372
12,520	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	5,403,507
350,575	Total Tax Obligation/General			192,569,895
	Tax Obligation/Limited – 53.0% (35.9% of Total Investments)
	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,130	0.000%, 9/01/18 – AGM Insured	No Opt. Call	AA–	4,544,564
8,000	0.000%, 9/01/21 – AGM Insured	No Opt. Call	AA–	6,264,480
2,235	Antioch Public Financing Authority, California, Lease Revenue Refunding Bonds, Municipal Facilities Project, Refunding Series 2002A, 5.500%, 1/01/32 – NPFG Insured	5/13 at 100.00	A	2,237,749
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/13 at 102.00	BBB	2,055,080
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	683,853
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	5/13 at 100.00	AA–	7,924,843
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	12/13 at 100.00	A	1,199,694
2,200	California Infrastructure and Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/13 at 101.00	AA–	2,239,270
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	12/13 at 100.00	AA+	1,257,671
1,535	5.000%, 12/01/20 – AMBAC Insured	12/13 at 100.00	AA+	1,588,311
1,615	5.000%, 12/01/21 – AMBAC Insured	12/13 at 100.00	AA+	1,671,089
1,780	5.000%, 12/01/23 – AMBAC Insured	12/13 at 100.00	AA+	1,841,819
3,725	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2005J, 5.000%, 1/01/17 – AMBAC Insured	1/16 at 100.00	A2	4,154,157
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A2	3,198,791
2,065	5.000%, 4/01/31	No Opt. Call	A2	2,348,297
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	5/13 at 100.00	A2	4,012,240
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A2	3,269,973
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	4,717,520
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/31	No Opt. Call	A2	2,289,360
1,210	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	1,249,991
2,520	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	2,560,093
10,190	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	BBB	10,334,698

Nuveen Investments	57

Nuveen California AMT-Free Municipal Income Fund (continued)
NKX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	$1,452,637
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,236,015
530	5.750%, 8/01/26	8/20 at 100.00	N/R	556,055
1,900	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2002, 5.100%, 9/01/25 – AMBAC Insured	9/13 at 100.00	N/R	1,908,987
7,035	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2003, 5.000%, 9/01/28 – NPFG Insured	9/13 at 100.00	Baa2	7,060,185
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/13 at 100.00	Baa2	3,146,887
1,905	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/13 at 100.00	BBB+	1,912,334
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
10,730	5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	A2	10,751,031
5,000	5.250%, 1/01/34 – AMBAC Insured	7/13 at 100.00	A2	5,003,850
3,000	Escondido Joint Powers Financing Authority, California, Lease Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,351,270
8,280	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	8,492,879
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,094,590
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	7,624,898
1,750	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	1,836,170
11,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	11,560,261
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	7,869,300
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.039%, 6/01/45 – AGC Insured (IF) (4)	6/15 at 100.00	AA–	21,969,600
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.675%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	2,268,560
3,315	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,214,788
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,732,300
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	BBB–	438,502
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,366,008
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,665	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	1,714,134
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	728,496
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 39 Eastvale Area, Series 2012A:
1,000	5.000%, 9/01/37	9/22 at 100.00	N/R	1,031,810
2,000	5.125%, 9/01/42	9/22 at 100.00	N/R	2,064,140
3,500	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 – AMBAC Insured	9/13 at 100.00	A+	3,523,660

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,400	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 – AMBAC Insured	9/14 at 100.00	A+	$3,475,684
5,000	La Quinta Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 5.200%, 9/01/28 – AMBAC Insured	9/13 at 100.00	A+	5,043,050
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	8/15 at 102.00	BBB	2,574,288
2,425	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	BBB	2,470,420
3,690	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	3,842,987
1,895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	2,031,667
6,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	6,279,240
7,460	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	6/13 at 100.00	A+	7,536,092
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/13 at 100.00	Baa2	1,502,715
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,444,461
800	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2003-1, Series 2004, 5.550%, 9/01/29	9/14 at 100.00	N/R	814,296
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA–	3,255,245
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,523,773
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/13 at 101.00	Baa2	5,038,850
1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	1,047,310
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/13 at 101.00	A	4,194,896
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/13 at 100.00	Baa2	390,406
3,895	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	4,128,739
7,000	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	7,181,580
1,045	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	1,057,383
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB	2,979,780
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	676,058
1,250	5.000%, 9/01/42	9/22 at 100.00	N/R	1,257,513
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	9/13 at 100.00	AA–	1,017,930
5,000	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	5,060,900
1,305	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	1,324,536
3,910	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/13 at 100.00	Baa2	3,802,358

Nuveen Investments	59

Nuveen California AMT-Free Municipal Income Fund (continued)
NKX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,930	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	5/13 at 100.00	A	$4,935,620
625	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/36	9/23 at 100.00	N/R	662,763
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	407,117
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA–	5,654,340
2,770	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.000%, 6/01/32 – AMBAC Insured	5/13 at 100.00	AA	2,786,121
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	5/13 at 100.00	AA	4,017,240
815	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	849,409
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	907,400
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	BBB	3,415,059
5,025	5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	BBB	5,094,596
	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D:
930	5.000%, 9/01/32	9/22 at 100.00	N/R	993,091
1,000	5.000%, 9/01/36	9/22 at 100.00	N/R	1,047,790
3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	6/13 at 100.00	A	3,036,210
	Santa Clarita, California, Special Tax Bonds, Community Facilities District 2002-1 Valencia Town Center, Refunding Series 2012:
1,110	5.000%, 11/15/29	11/22 at 100.00	N/R	1,207,880
3,895	5.000%, 11/15/32	11/22 at 100.00	N/R	4,205,743
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	BB	3,169,495
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA–	3,835,191
5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA–	5,769,576
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	5/13 at 100.00	A–	2,194,906
800	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	852,776
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	1,340,671
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA–	3,626,090
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,080,292
2,670	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 5.000%, 3/01/32 – SYNCORA GTY Insured	5/13 at 102.00	A2	2,726,711
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/31 – NPFG Insured	4/13 at 100.00	A2	2,806,964
335,290	Total Tax Obligation/Limited			345,128,098
	Transportation – 3.6% (2.4% of Total Investments)
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/13 at 100.00	BBB–	1,999,920

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
$6,500	0.000%, 1/15/18 – NPFG Insured	7/13 at 77.82	Baa2	$4,955,145
7,500	5.875%, 1/15/29	1/14 at 101.00	BBB–	7,686,600
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	2,261,120
4,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%, 8/15/18 – AMBAC Insured	8/13 at 100.00	A1	4,073,880
2,400	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	2,542,320
24,400	Total Transportation			23,518,985
	U.S. Guaranteed – 12.2% (8.3% of Total Investments) (5)
	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,890	5.250%, 8/01/23 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (5)	2,025,456
1,250	5.250%, 8/01/25 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (5)	1,339,588
2,815	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2003C, 5.000%, 8/15/20 (Pre-refunded 8/15/13) – AMBAC Insured	8/13 at 100.00	AA (5)	2,877,887
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	3,018,533
500	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	527,635
1,275	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/13 at 100.00	N/R (5)	1,310,547
	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004:
2,580	5.250%, 9/01/21 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (5)	2,775,512
1,775	5.250%, 9/01/22 (Pre-refunded 9/01/14) – FGIC Insured	9/14 at 100.00	AA– (5)	1,909,510
4,125	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	4,206,964
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	8,736,480
1,180	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AA– (5)	1,203,907
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,110	5.000%, 8/01/21 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	2,295,807
3,250	5.000%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	3,536,195
3,395	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	3,693,964
1,000	5.000%, 8/01/25 (Pre-refunded 8/01/14) – AGM Insured (UB)	8/14 at 102.00	Aa2 (5)	1,088,060
1,710	Manteca Financing Authority, California, Sewerage Revenue Bonds, Series 2003B, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa3 (5)	1,771,594
1,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	A+ (5)	1,024,210
21,185	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 (Pre-refunded 8/01/13) – FGIC Insured (UB) (4)	8/13 at 100.00	AAA	21,621,623
4,640	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (5)	4,990,320
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	AA (5)	1,634,608
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (5)	1,434,573
1,415	5.500%, 12/01/21 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (5)	1,543,666

Nuveen Investments	61

Nuveen California AMT-Free Municipal Income Fund (continued)
NKX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Yorba Linda Water District, California, Certificates of Participation, Highland Reservoir Renovation, Series 2003:
$2,010	5.000%, 10/01/28 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA+ (5)	$2,067,205
2,530	5.000%, 10/01/33 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA+ (5)	2,602,004
72,720	Total U.S. Guaranteed			79,235,848
	Utilities – 3.1% (2.1% of Total Investments)
1,000	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,063,210
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,859,441
945	5.500%, 11/15/37	No Opt. Call	A	1,150,774
275	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	279,560
2,155	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,220,103
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	5/13 at 100.00	N/R	100,197
	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A:
2,800	5.000%, 7/01/24 – NPFG Insured	7/13 at 100.00	A+	2,843,204
5,000	5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	A+	5,074,650
4,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	4,709,040
18,765	Total Utilities			20,300,179
	Water and Sewer – 19.8% (13.5% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA–	13,654,080
7,200	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	7,433,280
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,098,850
3,230	El Dorado Irrigation District, California, Water and Sewer Certificates of Participation, Series 2004A, 5.000%, 3/01/21 – FGIC Insured	3/14 at 100.00	A+	3,376,739
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	2,357,865
1,480	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	1,624,966
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	5,507,550
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	13,342,319
	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A:
2,700	5.000%, 10/01/21 – AGM Insured	10/13 at 100.00	AA+	2,776,842
4,500	5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	4,625,910
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	18,469,760
1,320	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	1,389,340
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,511,505
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	10,138,590

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA+	$3,925,562
4,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/28	No Opt. Call	AA–	4,864,160
25,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/43	5/22 at 100.00	AA–	28,648,750
	Santa Clara Valley Water District, California, Certificates of Participation, Series 2004A:
1,400	5.000%, 2/01/19 – FGIC Insured	2/14 at 100.00	AAA	1,462,580
445	5.000%, 2/01/20 – FGIC Insured	2/14 at 100.00	AAA	464,807
465	5.000%, 2/01/21 – FGIC Insured	2/14 at 100.00	AAA	485,562
1,180	South Feather Water and Power Agency, California, Water Revenue Certificates of Participation, Solar Photovoltaic Project, Series 2003, 5.375%, 4/01/24	4/13 at 100.00	A	1,182,100
875	West Basin Municipal Water District, California, Revenue Certificates of Participation, Series 2003A, 5.000%, 8/01/30 – NPFG Insured	8/13 at 100.00	Aa2	889,893
117,650	Total Water and Sewer			129,231,010
$1,080,918	Total Investments (cost $878,447,266) – 147.4%			960,433,959
	Floating Rate Obligations – (3.7)%			(24,125,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.8)% (6)			(291,600,000)
	Other Assets Less Liabilities – 1.1%			6,693,392
	Net Assets Applicable to Common Shares – 100%			$651,402,351

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Assets & Liabilities

February 28, 2013

	California Premium	California Dividend	California Dividend	California Dividend	California AMT-
	Income	Advantage	Advantage 2	Advantage 3	Free Income
	(NCU)	(NAC)	(NVX)	(NZH)	(NKX)
Assets
Investments, at value (cost $116,968,208, $475,458,019, $316,350,562, $476,283,910 and $878,447,266, respectively)	$130,443,832	$531,036,063	$347,826,610	$518,068,934	$960,433,959
Cash	306,357	205,035	153,502	178,705	—
Receivables:
Interest	1,531,782	7,209,643	4,762,542	7,936,390	11,570,548
Investments sold	—	2,160,000	10,596,383	225,000	220,000
Deferred offering costs	447,147	675,189	954,585	1,336,210	2,587,318
Other assets	679	187,947	36,203	56,558	333,492
Total assets	132,729,797	541,473,877	364,329,825	527,801,797	975,145,317
Liabilities
Cash overdraft	—	—	—	—	4,020,780
Floating rate obligations	5,525,000	25,920,000	9,380,000	845,000	24,125,000
Payables:
Common share dividends	380,084	1,607,377	1,083,324	1,578,113	2,808,372
Interest	58,750	—	177,866	351,709	—
Investments purchased	—	3,223,359	14,188,580	9,614,586	—
Offering costs	59,753	—	128,724	281,183	354,919
MuniFund Term Preferred (MTP) Shares, at liquidation value	35,250,000	—	97,846,300	159,544,500	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—	136,200,000	—	—	291,600,000
Accrued expenses:
Management fees	62,872	251,999	164,814	248,931	446,144
Reorganization	—	—	—	—	102,735
Trustees fees	487	60,190	36,202	56,734	13,356
Other	55,393	115,301	87,363	118,360	271,660
Total liabilities	41,392,339	167,378,226	123,093,173	172,639,116	323,742,966
Net assets applicable to Common shares	$91,337,458	$374,095,651	$241,236,652	$355,162,681	$651,402,351
Common shares outstanding	5,732,845	23,521,356	14,758,001	24,151,884	41,843,761
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.93	$15.90	$16.35	$14.71	$15.57
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$57,328	$235,214	$147,580	$241,519	$418,438
Paid-in surplus	77,489,589	334,997,373	208,763,832	338,050,061	564,096,858
Undistributed (Over-distribution of) net investment income	1,200,889	4,870,082	2,689,172	1,044,616	4,949,136
Accumulated net realized gain (loss)	(885,972)	(21,585,062)	(1,839,980)	(25,958,539)	(48,774)
Net unrealized appreciation (depreciation)	13,475,624	55,578,044	31,476,048	41,785,024	81,986,693
Net assets applicable to Common shares	$91,337,458	$374,095,651	$241,236,652	$355,162,681	$651,402,351
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Operations

Year Ended February 28, 2013

	California Premium	California Dividend	California Dividend	California Dividend	California AMT-
	Income	Advantage	Advantage 2	Advantage 3	Free Income
	(NCU)	(NAC)	(NVX)	(NZH)	(NKX)
Investment Income	$6,422,722	$25,604,492	$17,651,441	$26,864,840	$38,361,392
Expenses
Management fees	816,560	3,248,829	2,130,210	3,217,636	4,730,022
Shareholder servicing agent fees and expenses	20,761	3,528	22,142	29,746	13,752
Interest expense and amortization of offering costs	908,499	662,323	2,717,468	5,088,611	870,385
Liquidity fees	—	1,406,463	—	—	2,101,430
Remarketing fees	—	138,092	—	—	226,200
Custodian fees and expenses	26,397	72,951	58,172	85,159	126,399
Trustees fees and expenses	3,548	13,672	9,190	13,849	35,942
Professional fees	33,392	86,095	49,100	72,569	317,689
Shareholder reporting expenses	42,500	70,480	87,561	96,009	179,494
Stock exchange listing fees	15,696	23,313	32,480	72,657	12,994
Investor relations expenses	12,394	38,205	28,576	43,638	72,329
Reorganization expenses	—	—	—	—	43,428
Other expenses	30,052	43,858	37,088	42,592	101,446
Total expenses	1,909,799	5,807,809	5,171,987	8,762,466	8,831,510
Net investment income (loss)	4,512,923	19,796,683	12,479,454	18,102,374	29,529,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	149,357	(3,428,813)	636,916	150,288	1,609,892
Change in net unrealized appreciation (depreciation) of investments	3,828,331	29,421,942	13,401,627	21,398,391	24,647,124
Net realized and unrealized gain (loss)	3,977,688	25,993,129	14,038,543	21,548,679	26,257,016
Net increase (decrease) in net assets applicable to Common shares from operations	$8,490,611	$45,789,812	$26,517,997	$39,651,053	$55,786,898

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Changes in Net Assets

	California Premium Income (NCU)		California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12	2/28/13	2/29/12
Operations
Net investment income (loss)	$4,512,923	$4,835,191	$19,796,683	$21,995,697	$12,479,454	$13,334,987
Net realized gain (loss) from investments	149,357	(69,508)	(3,428,813)	(4,191,786)	636,916	(1,141,813)
Change in net unrealized appreciation (depreciation) of investments	3,828,331	13,699,675	29,421,942	55,341,444	13,401,627	31,781,569
Distributions to Auction Rate Preferred
Shareholders from net investment income	—	—	—	(164,318)	—	(18,547)
Net increase (decrease) in net assets applicable to Common shares from operations	8,490,611	18,465,358	45,789,812	72,981,037	26,517,997	43,956,196
Distributions to Common Shareholders
From net investment income	(4,943,234)	(4,985,699)	(21,498,537)	(21,449,669)	(13,939,461)	(14,156,853)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,943,234)	(4,985,699)	(21,498,537)	(21,449,669)	(13,939,461)	(14,156,853)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	34,943	—	601,534	42,394	184,119	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	34,943	—	601,534	42,394	184,119	—
Net increase (decrease) in net assets applicable to Common shares	3,582,320	13,479,659	24,892,809	51,573,762	12,762,655	29,799,343
Net assets applicable to Common shares at the beginning of period	87,755,138	74,275,479	349,202,842	297,629,080	228,473,997	198,674,654
Net assets applicable to Common shares at the end of period	$91,337,458	$87,755,138	$374,095,651	$349,202,842	$241,236,652	$228,473,997
Undistributed (Over-distribution of) net investment income at the end of period	$1,200,889	$1,458,906	$4,870,082	$6,736,623	$2,689,172	$3,684,167

(1)	Refer to Footnote 8 Fund Reorganizations for further details.

See accompanying notes to financial statements.

66	Nuveen Investments

	California Dividend Advantage 3 (NZH)		California AMT-Free Income (NKX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12
Operations
Net investment income (loss)	$18,102,374	$19,718,665	$29,529,882	$4,908,577
Net realized gain (loss) from investments	150,288	(5,120,796)	1,609,892	29,958
Change in net unrealized appreciation (depreciation) of investments	21,398,391	50,296,977	24,647,124	11,150,968
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(62,212)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	39,651,053	64,832,634	55,786,898	16,089,503
Distributions to Common Shareholders
From net investment income	(20,500,040)	(21,716,912)	(26,767,462)	(4,874,826)
From accumulated net realized gains	—	—	(669,297)	—
Decrease in net assets applicable to
Common shares from distributions to
Common shareholders	(20,500,040)	(21,716,912)	(27,436,759)	(4,874,826)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	535,519,809	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	181,312	151,583	801,530	23,555
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	181,312	151,583	536,321,339	23,555
Net increase (decrease) in net assets applicable to Common shares	19,332,325	43,267,305	564,671,478	11,238,232
Net assets applicable to Common shares at the beginning of period	335,830,356	292,563,051	86,730,873	75,492,641
Net assets applicable to Common shares at the end of period	$355,162,681	$335,830,356	$651,402,351	$86,730,873
Undistributed (Over-distribution of) net investment income at the end of period	$1,044,616	$2,623,057	$4,949,136	$1,216,642

(1)	Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Cash Flows

Year Ended February 28, 2013

	California	California	California
	Premium Income	Dividend Advantage	Dividend Advantage 2
	(NCU)	(NAC)	(NVX)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$8,490,611	$45,789,812	$26,517,997
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,140,740)	(64,448,320)	(80,539,166)
Proceeds from sales and maturities of investments	13,145,684	70,946,295	76,673,501
Assets and (Liabilities) acquired in the Reorganization, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(177,532)	(1,013,519)	(190,286)
(Increase) Decrease in:
Receivable for interest	(45,649)	440,772	161,283
Receivable for investments sold	2,350,000	(2,160,000)	(10,586,083)
Other assets	2,795	(5,290)	4,306
Increase (Decrease) in:
Payable for interest	(1,951)	—	(5,947)
Payable for investments purchased	(503,450)	(1,330,641)	12,842,680
Accrued management fees	(943)	208	(876)
Accrued reorganization expenses	—	—	—
Accrued Trustees fees	(793)	236	(75)
Accrued other expenses	5,168	(1,604)	14,842
Net realized (gain) loss from investments	(149,357)	3,428,813	(636,916)
Change in net unrealized (appreciation) depreciation of investments	(3,828,331)	(29,421,942)	(13,401,627)
Taxes paid on undistributed capital gains	—	(7,383)	(7,738)
Net cash provided by (used in) operating activities	5,145,512	22,217,437	10,845,895
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	172,711	(39,759)	525,658
Increase (Decrease) in:
Cash overdraft balance	—	—	—
Floating rate obligations	(1,125,000)	(2,625,000)	(2,010,000)
Payable for offering costs	5,038	(38,004)	(69,224)
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(4,923,120)	(21,049,759)	(13,825,867)
Net cash provided by (used in) financing activities	(5,870,371)	(23,752,522)	(15,379,433)
Net Increase (Decrease) in Cash	(724,859)	(1,535,085)	(4,533,538)
Cash at the beginning of period	1,031,216	1,740,120	4,687,040
Cash at the End of Period	$306,357	$205,035	$153,502

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

California		California Dividend		California Dividend
Premium Income		Advantage		Advantage 2
(NCU	)	(NAC	)	(NVX	)
$34,943		$601,534		$184,119

Cash paid for interest (excluding amortization of offering costs) was as follows:

California		California Dividend		California Dividend
Premium Income		Advantage		Advantage 2
(NCU	)	(NAC	)	(NVX	)
$737,738		$639,521		$2,197,757

See accompanying notes to financial statements.

68	Nuveen Investments

		California
	California Dividend	AMT-Free
	Advantage 3	Income
	(NZH )	(NKX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$39,651,053	$55,786,898
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(108,756,073)	(184,225,894)
Proceeds from sales and maturities of investments	100,583,352	148,960,327
Assets and (Liabilities) acquired in the Reorganization, net	—	(210,686,974)
Amortization (Accretion) of premiums and discounts, net	(233,502)	(3,579,422)
(Increase) Decrease in:
Receivable for interest	47,082	(10,084,453)
Receivable for investments sold	1,165,980	(220,000)
Other assets	8,575	(297,827)
Increase (Decrease) in:
Payable for interest	(11,745)	—
Payable for investments purchased	6,231,052	—
Accrued management fees	(1,632)	383,566
Accrued reorganization expenses	—	102,735
Accrued Trustees fees	(25)	12,063
Accrued other expenses	27,847	104,645
Net realized (gain) loss from investments	(150,288)	(1,609,892)
Change in net unrealized (appreciation) depreciation of investments	(21,398,391)	(24,647,124)
Taxes paid on undistributed capital gains	(7,910)	—
Net cash provided by (used in) operating activities	17,155,375	(230,001,352)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	790,629	(2,114,478)
Increase (Decrease) in:
Cash overdraft balance	—	4,020,780
Floating rate obligations	(3,000,000)	(4,500,000)
Payable for offering costs	(90,950)	354,919
VRDP Shares, at liquidation value	—	256,100,000
Cash distributions paid to Common shareholders	(20,496,367)	(24,228,100)
Net cash provided by (used in) financing activities	(22,796,688)	229,633,121
Net Increase (Decrease) in Cash	(5,641,313)	(368,231)
Cash at the beginning of period	5,820,018	368,231
Cash at the End of Period	$178,705	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

California
California Dividend		AMT-Free
Advantage 3		Income
(NZH	)	(NKX	)
$181,312		$801,530
Cash paid for interest (excluding amortization of offering costs) was as follows:

California
California Dividend		AMT-Free
Advantage 3		Income
(NZH	)	(NKX	)
$4,230,427		$798,710

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Premium Income (NCU)
Year Ended 2/28-2/29:
2013	$15.31	$.79	$.69	$—	$—	$1.48	$(.86)	$—	$(.86)	$—		$15.93	$15.78
2012	12.96	.84	2.38	—	—	3.22	(.87)	—	(.87)	—		15.31	15.15
2011	13.71	.92	(.79)	(.02)	—	.11	(.86)	—	(.86)	—	**	12.96	12.28
2010	12.37	.95	1.13	(.03)	—	2.05	(.72)	—	(.72)	.01		13.71	12.11
2009(f)	13.67	.43	(1.29)	(.10)	— **	(.96)	(.33)	(.01)	(.34)	—	**	12.37	10.06
Year Ended 8/31:
2008	14.06	.92	(.43)	(.24)	—	.25	(.64)	—	(.64)	—		13.67	12.58

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2013	14.87	.84	1.11	—	—	1.95	(.92)	—	(.92)	—		15.90	15.81
2012	12.68	.94	2.17	(.01)	—	3.10	(.91)	—	(.91)	—		14.87	15.14
2011	13.88	.98	(1.27)	(.02)	—	(.31)	(.89)	—	(.89)	—		12.68	12.20
2010	12.10	1.01	1.63	(.03)	(.02)	2.59	(.81)	—	(.81)	—		13.88	12.60
2009(f)	14.43	.49	(2.07)	(.09)	(.02)	(1.69)	(.38)	(.26)	(.64)	—		12.10	10.82
Year Ended 8/31:
2008	14.93	1.02	(.50)	(.23)	(.01)	.28	(.74)	(.04)	(.78)	—		14.43	13.44
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

10.10%	9.89%	$91,337	2.12%		5.01%		N/A		N/A		10%
31.68	25.65	87,755	2.29		6.02		N/A		N/A		14
8.34	.63	74,275	1.69		6.66		N/A		N/A		5
28.13	17.06	78,581	1.30		7.18		N/A		N/A		10
(17.22)	(6.92)	71,260	1.57	*	7.06	*	N/A		N/A		14
1.51	1.81	78,966	1.34		6.56		N/A		N/A		5

10.80	13.39	374,096	1.60		5.44		N/A		N/A		12
32.82	25.30	349,203	1.50		6.84		N/A		N/A		13
3.54	(2.57)	297,629	1.18		7.18		N/A		N/A		20
24.62	21.97	325,791	1.21		7.63		1.18%		7.66%		4
(14.14)	(11.45)	284,221	1.31	*	7.92	*	1.24	*	7.99	*	14
(.84)	1.85	338,732	1.26		6.77		1.11		6.92		19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Premium Income (NCU)
Year Ended 2/28-2/29:
2013	1.01%
2012	1.14
2011	.55
2010	.06
2009(f)	.20	*
Year Ended 8/31:
2008	.11

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2013	.61%
2012	.46
2011	.06
2010	.08
2009(f)	.14	*
Year Ended 8/31:
2008	.11

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2013	$15.49	$.85	$.96	$—	$—		$1.81	$(.95)	$—	$(.95)	$—		$16.35	$16.30
2012	13.47	.90	2.08	— **	—		2.98	(.96)	—	(.96)	—		15.49	15.58
2011	14.49	1.03	(1.07)	(.02)	—		(.06)	(.96)	—	(.96)	—		13.47	12.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	**	14.49	13.56
2009(f)	14.39	.51	(1.47)	(.11)	(.01)		(1.08)	(.36)	(.04)	(.40)	—	**	12.91	10.51
Year Ended 8/31:
2008	14.69	1.01	(.37)	(.25)	—		.39	(.69)	—	(.69)	—		14.39	12.67

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2013	13.91	.75	.90	—	—		1.65	(.85)	—	(.85)	—		14.71	14.25
2012	12.13	.82	1.86	— **	—		2.68	(.90)	—	(.90)	—		13.91	14.35
2011	13.18	.88	(1.02)	(.01)	—		(.15)	(.90)	—	(.90)	—		12.13	11.67
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67
2009(f)	13.62	.50	(2.13)	(.09)	—		(1.72)	(.37)	—	(.37)	—	**	11.53	10.23
Year Ended 8/31:
2008	14.25	1.03	(.70)	(.25)	—		.08	(.71)	—	(.71)	—		13.62	12.87

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

11.03%	11.94%	$241,237	2.19%		5.29%		N/A		N/A		23%
30.01	22.90	228,474	2.30		6.29		2.30%		6.30%		12
1.37	(.64)	198,675	1.36		7.10		1.28		7.19		13
38.29	19.52	213,687	1.20		7.58		1.04		7.74		4
(13.83)	(7.40)	190,824	1.37	*	7.85	*	1.14	*	8.08	*	7
(2.80)	2.76	212,890	1.25		6.56		.99		6.83		20

5.41	12.15	355,163	2.53		5.22		N/A		N/A		20
31.93	22.89	335,830	2.56		6.28		2.52		6.33		18
(1.21)	(1.40)	292,563	2.07		6.61		1.94		6.74		16
32.93	22.17	317,860	1.36		7.68		1.16		7.88		6
(17.58)	(12.54)	278,056	1.39	*	8.50	*	1.13	*	8.75	*	9
.46	.60	328,659	1.21		6.96		.90		7.27		23

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2013	1.15%
2012	1.25
2011	.26
2010	.04
2009(f)	.05	*
Year Ended 8/31:
2008	.09

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2013	1.47%
2012	1.49
2011	.94
2010	.19
2009(f)	.12	*
Year Ended 8/31:
2008	.02

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders	(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2013	$14.73	$.77	$.97	$—		$—		$1.74	$(.88)	$(.02)	$(.90)	$—	$15.57	$15.12
2012	12.82	.83	1.91	—		—		2.74	(.83)	—	(.83)	—	14.73	15.06
2011	14.03	.81	(1.22)	—		—		(.41)	(.80)	—	(.80)	—	12.82	11.78
2010	12.85	.85	1.09	—		—		1.94	(.76)	—	(.76)	—	14.03	12.87
2009(f)	14.19	.39	(1.32)	—	**	(.01)		(.94)	(.35)	(.05)	(.40)	—	12.85	11.75
Year Ended 8/31:
2008	14.47	.97	(.30)	(.24)		—		.43	(.71)	—	(.71)	—	14.19	13.78

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

6.53%	12.08%	$651,402	1.64%		5.48%		N/A		N/A		20%
36.10	21.95	86,731	1.90		6.03		N/A		N/A		7
(2.71)	(3.18)	75,493	2.06		5.74		1.97%		5.83%		8
16.39	15.49	82,579	1.68		6.11		1.47		6.32		—	***
(11.55)	(6.42)	75,661	2.57	*	5.89	*	2.27	*	6.19	*	3

.12	2.97	83,531	1.33		6.28		.94		6.67		28

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to VRDP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing California AMT-Free Income (NKX) for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2013	.59%
2012	.67
2011	.92
2010	.57
2009(f)	1.03	*
Year Ended 8/31:
2008	.08

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Calculates to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (g)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share
California Premium Income (NCU)
Year Ended 2/28-2/29:
2013	$—	$—	$—	$—	$35,250	$35.91
2012	—	—	—	—	35,250	34.90
2011	—	—	—	—	35,250	31.07
2010	34,375	82,150	—	—	—	—
2009(f)	40,875	68,584	—	—	—	—
Year Ended 8/31:
2008	43,000	70,910	—	—	—	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2013	—	—	136,200	374,666	—	—
2012	—	—	136,200	356,390	—	—
2011	135,525	79,903	—	—	—	—
2010	135,525	85,098	—	—	—	—
2009(f)	135,525	77,430	—	—	—	—
Year Ended 8/31:
2008	135,525	87,485	—	—	—	—

(f)	For the six months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
California Premium Income (NCU)
Year Ended 2/28-2/29:
2013	2015	$10.05	$10.05
2012	2015	10.06	9.84
2011	2015	9.63	9.74	^

^	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.

76	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (g)		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2013	$—	$—	$97,846	$34.65	$—
2012	—	—	97,846	33.35	—
2011	39,950	77,310	55,000	30.92	3.09
2010	93,775	81,968	—	—	—
2009(f)	110,000	68,369	—	—	—
Year Ended 8/31:
2008	110,000	73,384	—	—	—

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2013	—	—	159,545	32.26	—
2012	—	—	159,545	31.05	—
2011	69,500	71,960	86,250	28.78	2.88
2010	69,500	76,021	86,250	30.41	3.04
2009(f)	154,075	70,117	—	—	—
Year Ended 8/31:
2008	159,925	76,377	—	—	—

(f)	For the six months ended February 28, 2009.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share	Series		Ending Market Value Per Share	Average Market Value Per Share
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2013	—	$—	$—		2014	$10.05	$10.07		2015	$10.05	$10.04
2012	—	—	—		2014	10.11	10.09	Ω	2015	10.01	9.89
2011	—	—	—		—	—	—		2015	9.82	9.72	^^

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2013	2014	10.05	10.09		2014-1	10.05	10.08		2015	10.14	10.13
2012	2014	10.17	10.11	ΩΩ	2014-1	10.15	10.12	ΩΩΩ	2015	10.18	10.11
2011	—	—	—		—	—	—		2015	10.06	10.14
2010	—	—	—		—	—	—		2015	10.11	10.09	^

^	For the period December 21, 2009 (first issuance date of shares) through February 28, 2010.
^^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

	VRDP Shares at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage Per
	(000)	$100,000 Share
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2013	$291,600	$323,389
2012	35,500	344,312
2011	35,500	312,655
2010	35,500	332,616
2009(f)	35,500	313,131
Year Ended 8/31:
2008	35,500	335,299

See accompanying notes to financial statements.

78	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH) and Nuveen California AMT-Free Municipal Income Fund (NKX) (formerly Nuveen Insured California Tax-Free Advantage Municipal Fund) (each a “Fund” and collectively, the “Funds”). Common shares of California Dividend Advantage (NAC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH) and California AMT-Free Income (NKX) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Fund Reorganizations
Effective before the opening of business on May 7, 2012, certain Funds (the “Acquired Funds”) were reorganized into one, larger-state Fund (the “Acquiring Fund”) included in this report (each a “Reorganization” and collectively the “Reorganizations”) as follows:

Acquired Funds		Acquiring Fund
●	Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)	●	California AMT-Free Income (NKX)
(“Insured California Premium Income”)
●	Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
(“Insured California Premium Income 2”)
●	Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
(“Insured California Dividend Advantage”)

The Reorganizations of the Funds were approved by the shareholders of the Acquired Funds at a special meeting on March 30, 2012.

Upon the closing of the Funds’ Reorganizations, the Acquired Funds transferred their assets to the Acquiring Fund in exchange for common and  preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were  then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of  the Acquiring Fund. Holders of common shares of the Acquired Fund received newly issued common shares of the Acquiring Fund, the aggregate net  asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Funds held immediately prior to the Reorganization. Details of the Funds’ Reorganizations are further described in the Variable Rate Demand Preferred Shares section of this footnote and Footnote 8 – Fund Reorganizations.

Policy Changes
During the fiscal year ended February 28, 2013, the Funds’ shareholders approved changes to certain investment policies for California AMT-Free Income (NKX). These changes were designed to provide the Adviser with more flexibility regarding the types of securities available for investment by the Fund.

Nuveen Investments	79

Notes to
Financial Statements (continued)

The investment policy changes are as follows:

•
The Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80 percent of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance which currently guarantees the timely payment of principal and interest.

•
The Fund adopted a new investment policy requiring it, under normal circumstances, to invest at least 80 percent of its managed assets in municipal securities that pay interest exempt from federal and California income tax.

•
The Fund eliminated the old fundamental loan policy and adopted a new fundamental loan policy, which states that the Fund may not make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

•	The Fund will continue to invest substantially all (at least 80 percent) of its managed assets in investment grade quality municipal securities.

•	The Fund will continue its policy of investing, under normal circumstances, at least 80% of its assets in AMT-free municipal securities.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of those securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2013, Nuveen California Dividend Advantage Municipal Fund 2 (NVX) and Nuveen California Dividend Advantage Municipal Fund 3 (NZH) had outstanding when-issued delayed delivery purchase commitments of $8,895,130 and $3,262,446, respectively. There were no such outstanding purchase commitments in any of the other Funds.

80	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 29, 2012, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one or more Series and trade on NYSE/NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

As of February 28, 2013, the Funds’ outstanding MTP Shares and annual interest rate by NYSE/NYSE MKT “ticker” symbol are as follows:

				Shares
		NYSE/		Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
California Premium Income (NCU)
	2015	NCU PRC	3,525,000	$ 35,250,000	2.00%
California Dividend Advantage 2 (NVX)
	2014	NVX PRA	4,284,630	$ 42,846,300	2.35%
	2015	NVX PRC	5,500,000	55,000,000	2.05

Nuveen Investments	81

Notes to
Financial Statements (continued)

				Shares
		NYSE/		Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
California Dividend Advantage 3 (NZH)	Series	Ticker	Outstanding	Liquidation Value	Rate
	2014	NZH PRA	2,700,000	$27,000,000	2.35%
	2014-1	NZH PRB	4,629,450	46,294,500	2.25
	2015	NZH PRC	8,625,000	86,250,000	2.95

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
California Premium Income (NCU)
	2015	NCU PRC	October 1, 2015	October 1, 2011	September 30, 2012
California Dividend Advantage 2 (NVX)
	2014	NVX PRA	April 1, 2014	April 1, 2012	March 31, 2013
	2015	NVX PRC	November 1, 2015	November 1, 2011	October 31, 2012
California Dividend Advantage 3 (NZH)
	2014	NZH PRA	May 1, 2014	May 1, 2012	April 30, 2013
	2014-1	NZH PRB	July 1, 2014	July 1, 2012	June 30, 2013
	2015	NZH PRC	January 1, 2015	January 1, 2011	December 31, 2011

The aggregate average liquidation value of all series of each Fund’s MTP Shares outstanding during the fiscal year ended February 28, 2013, was as follows:

	California		California		California
	Premium		Dividend		Dividend
	Income		Advantage 2		Advantage 3
	(NCU	)	(NVX	)	(NZH	)
Average liquidation value of MTP Shares outstanding	$35,250,000		$97,846,300		$159,544,500

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. Dividends paid on MTP Shares and each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. California Dividend Advantage (NAC) and California AMT-Free Income (NKX) issued their VRDP Shares in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

In connection with California AMT-Free Income’s (NKX) Reorganizations, holders of VRDP Shares of the Acquired Funds received on a one-for-one basis newly issued VRDP Shares of the Acquiring Funds, in exchange for VRDP Shares of the Acquired Funds held immediately prior to the Reorganizations. California AMT-Free Income’s (NKX) Series 3 and Series 5 VRDP Shares were issued in conjunction with the Reorganizations of Insured California Premium Income (NPC) and Insured Dividend Advantage (NKL), respectively. California AMT-Free Income’s (NKX) Series 4 VRDP Shares are comprised of 740 VRDP Shares issued in conjunction with the Reorganization of Insured California Premium Income 2 (NCL) and 350 VRDP Shares issued through a privately negotiated offering during the fiscal year ended February 28, 2013.

82	Nuveen Investments

As of February 28, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	California		California		California		California		California
	Dividend		AMT-Free		AMT-Free		AMT-Free		AMT-Free
	Advantage		Income		Income		Income		Income
	(NAC	)	(NKX	)	(NKX	)	(NKX	)	(NKX	)
Series	1		2		3		4		5
VRDP Shares outstanding	1,362		355		427		1,090		1,044
Maturity	June 1, 2041		June 1, 2040		March 1, 2040		December 1, 2040		June 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended February 28, 2013, were as follows:

	California		California
	Dividend		AMT-Free
	Advantage		Income
	(NAC	)	(NKX	)
Average liquidation value of VRDP Shares outstanding	$136,200,000		$219,466,575
Annualized dividend rate	0.35%		0.29%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. California AMT-Free Income (NKX) incurred an additional $71,675 of offering costs in conjunction with its shares issued during the fiscal year ended February 28, 2013. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Insurance
Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, and during the period March 1, 2012 through March 30, 2012, California AMT-Free Income (NKX) invested at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, during the period March 1, 2012 through March 30, 2012, the Fund invested in municipal securities that, at the time of investment were rated investment grade (including (i) bonds insured by investment grade insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade. As previously described in footnote 1 – General Information and Significant Accounting Policy Changes, effective March 30, 2012, the Fund eliminated this investment policy.

Nuveen Investments	83

Notes to
Financial Statements (continued)

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2013, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Maximum exposure to Recourse Trusts	$6,510,000		$3,590,000		$16,210,000		$48,960,000		$20,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2013, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Average floating rate obligations outstanding	$5,759,247		$26,466,575		$9,798,521		$1,469,658		$25,061,986
Average annual interest rate and fees	0.57%		0.62%		0.65%		0.68%		0.63%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2013.

84	Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Shelf Offering and Shelf Offering Costs
During the current reporting period, California Dividend Advantage (NAC) and California AMT-Free Income (NKX) each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue an additional 2.3 million and 4.1 million Common shares, respectively, through equity shelf programs (“Shelf Offerings”), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per Common share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings, are expensed as incurred.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Nuveen Investments	85

Notes to
Financial Statements (continued)

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Premium Income (NCU)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$130,443,832	$—	$130,443,832

California Dividend Advantage (NAC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$531,036,063	$—	$531,036,063

California Dividend Advantage 2 (NVX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$347,826,610	$—	$347,826,610

California Dividend Advantage 3 (NZH)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$518,068,934	$—	$518,068,934

California AMT-Free Income (NKX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$960,433,959	$—	$960,433,959

*       Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2013.

4. Fund Shares

Common Shares
The Funds have not repurchased any of their outstanding common shares during the fiscal years ended February 28, 2013 and February 29, 2012.

86	Nuveen Investments

Transactions in Common shares were as follows:

	California Premium Income (NCU)		California Dividend Advantage (NAC)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Common shares:
Issued to shareholders due to reinvestment of distributions	2,157	—	38,134	2,968

	California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Common shares:
Issued to shareholders due to reinvestment of distributions	11,279	—	12,652	11,313

	California AMT-Free Income (NKX)
	Year Ended 2/28/13	Year Ended 2/29/12
Common shares:
Issued in the Reorganizations(1)	35,902,926	—
Issued to shareholders due to reinvestment of distributions	51,960	1,612

(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Preferred Shares
California Premium Income (NCU) redeemed all of its outstanding ARPS during the fiscal year ended February 28, 2011. California AMT-Free Income (NKX) redeemed all of its outstanding ARPS during the fiscal year ended August 31, 2008.

Transactions in ARPS were as follows:

	California Dividend Advantage (NAC)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	—	$—
Series TH	N/A	N/A	2,710	67,750,000
Series F	N/A	N/A	2,711	67,775,000
Total	N/A	N/A	5,421	$135,525,000

	California Dividend Advantage 2 (NVX)				California Dividend Advantage 3 (NZH)
	Year Ended 2/28/13		Year Ended 2/29/12		Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	799	$19,975,000	N/A	N/A	1,389	$34,725,000
Series TH	N/A	N/A	—	—	N/A	N/A	1,391	34,775,000
Series F	N/A	N/A	799	19,975,000	N/A	N/A	—	—
Total	N/A	N/A	1,598	$39,950,000	N/A	N/A	2,780	$69,500,000

N/A - As of February 29, 2012, the Fund redeemed all of its outstanding ARPS at liquidation value.

Nuveen Investments	87

Notes to
Financial Statements (continued)

California Premium Income (NCU) did not have any transactions in MTP Shares during the fiscal years ended February 28, 2013 and February 28, 2012. Transactions in MTP Shares for the other Funds were as follows:
	California Dividend Advantage 2 (NVX)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
MTP Shares issued:		—
Series 2014	—	$—	4,284,630	$42,846,300
Series 2015	—	—	—	—
Total	—	$—	4,284,630	$42,846,300

	California Dividend Advantage 3 (NZH)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	2,700,000	$27,000,000
Series 2014-1	—	—	4,629,450	46,294,500
Total	—	$—	7,329,450	$73,294,500

Transactions in VRDP Shares were as follows:

	California Dividend Advantage (NAC)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	1,362	$136,200,000

	California AMT-Free Income (NKX)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
VRDP Shares issued in the Reorganizations(1):
Series 3	427	$42,700,000	—	$—
Series 4	740	74,000,000	—	—
Series 5	1,044	104,400,000	—	—
VRDP Shares issued:
Series 4	530	53,000,000	—	—
Total	2,561	$256,100,000	—	$—

(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 28, 2013, were as follows:

	California Premium Income (NCU	)	California Dividend Advantage (NAC	)	California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)	California AMT-Free Income (NKX	)
Purchases	$14,140,740		$64,448,320		$80,539,166		$108,756,073		$184,225,894
Sales and maturities	13,145,684		70,946,295		76,673,501		100,583,352		148,960,327

88	Nuveen Investments

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of February 28, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Cost of investments	$111,305,860		$449,057,369		$307,169,966		$474,995,103		$853,530,402
Gross unrealized:
Appreciation	$13,765,930		$62,719,967		$35,810,567		$49,267,154		$84,291,493
Depreciation	(158,115)		(6,659,692)		(4,531,062)		(7,038,323)		(1,510,318)
Net unrealized appreciation (depreciation) of investments	$13,607,815		$56,060,275		$31,279,505		$42,228,831		$82,781,175

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, reorganization adjustments and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of Common share net assets as of February 28, 2013, the Funds’ tax year end, as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX )
Paid-in-surplus	$(172,712)		$19,035		$(482,443)		$(827,148)		$(962,599)
Undistributed (Over-distribution of) net investment income	172,294		(164,687)		465,012		819,225		970,074
Accumulated net realized gain (loss)	418		145,652		17,431		7,923		(7,475)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ tax year end, were as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Undistributed net tax-exempt income *	$1,490,902		$6,150,666		$3,497,312		$2,620,061		$6,311,700
Undistributed net ordinary income **	2,839		208		38,199		2,246		17,111
Undistributed net long-term capital gains	—		—		—		—		554,018

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2013, paid on March 1, 2013.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2013 and February 29, 2012, was designated for purposes of the dividends paid deduction as follows:

	California Premium Income		California Dividend Advantage		California Dividend Advantage 2		California Dividend Advantage 3		California AMT-Free Income
2013	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Distributions from net tax-exempt income***	$5,662,424		$22,042,288		$16,146,699		$24,912,763		$24,898,294
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains****	—		—		—		—		669,297

Nuveen Investments	89

Notes to
Financial Statements (continued)

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
2012	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)
Distributions from net tax-exempt income	$5,690,713		$21,712,743		$16,164,056		$25,521,629		$4,948,448
Distributions from net ordinary income **	—		105,661		—		—		—
Distributions from net long-term capital gains	—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2013, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2013.

As of February 28, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California		California		California		California		California
	Premium		Dividend		Dividend		Dividend		AMT-Free
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NCU	)	(NAC	)	(NVX	)	(NZH	)	(NKX	)*
Expiration:
February 29, 2016	$—		$—		$—		$3,869,938		$—
February 28, 2017	—		10,106,897		—		4,536,999		185,948
February 28, 2018	850,963		731,149		705,843		10,646,251		530,894
February 28, 2019	—		—		—		1,340,157		—
Total	$850,963		$10,838,046		$705,843		$20,393,345		$716,842

*           A portion of NKX’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	California		California
	Premium		AMT-Free
	Income		Income
	(NCU	)	(NKX	)
Utilized capital loss carryforwards	$91,683		$265,052

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	California		California		California
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Post-enactment losses:
Short-term	$—		$—		$—
Long-term	10,769,460		499,216		5,616,809

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

90	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

California Premium Income (NCU)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
California AMT-Free Income (NKX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2013, the complex-level fee rate for these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees

Nuveen Investments	91

Notes to
Financial Statements (continued)

that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Insured		Insured		Insured
	California		California		California
	Premium		Premium		Dividend
	Income		Income 2		Advantage
	(NPC	)	(NCL	)	(NKL	)
Cost of investments	$129,314,745		$245,980,975		$317,258,300
Fair value of investments	138,759,766		263,985,005		343,452,012
Unrealized appreciation (depreciation) of investments	9,445,021		18,004,030		26,193,712

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value per Common share immediately before and after the Reorganizations are as follows:

	Insured		Insured		Insured
	California		California		California
	Premium		Premium		Dividend
	Income		Income 2		Advantage
Acquired Funds - Prior to Reorganizations	(NPC	)	(NCL	)	(NKL	)
Common shares outstanding	6,451,061		12,672,975		15,267,631
Net assets applicable to Common shares	$98,477,915		$193,858,259		$243,183,635
Net asset value per Common share outstanding	$15.27		$15.30		$15.93

	California
	AMT-Free
	Income
Acquiring Fund - Prior to Reorganizations	(NKX	)
Common shares outstanding	5,889,728
Net assets applicable to Common shares	$87,850,294
Net asset value per Common share outstanding	$14.92

	California
	AMT-Free
	Income
Acquiring Fund - Post Reorganizations	(NKX	)
Common shares outstanding	41,792,654
Net assets applicable to Common shares	$623,370,103
Net asset value per Common share outstanding	$14.92

92	Nuveen Investments

The beginning of the Acquired Funds’ current fiscal period was March 1, 2012.

Assuming the Reorganizations had been completed on March 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended February 28, 2013, are as follows:

	California
	AMT-Free
	Income
	(NKX	)
Net investment income (loss)	$35,003,268
Net realized and unrealized gains (losses)	33,034,971
Change in net assets resulting from operations	68,038,239

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund has accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	93

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
206

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
206

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive| Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

94	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); formerly, Director, Legal & General Investment Management America, Inc. (since 2008-2013); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); Formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206
Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206

Nuveen Investments	95

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	105

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	105

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

96	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606s	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance| Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

Nuveen Investments	97

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

(1)
For California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	99

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

100	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Nuveen Investments	101

Glossary of Terms
Used in this Report (continued)

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Insured Index: An unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

102	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NCU	—
NAC	—
NVX	—
NZH	—
NKX	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	103

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0213D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California AMT-Free Municipal Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2013	$22,250	$1,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2013	$ 0	$ 0	$ 0	$ 0
February 29, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California AMT-Free Municipal Income Fund, formerly known as Nuveen Insured California Tax-Free Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	26	$6.39 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.37 million
*	Assets are as of February 28, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2013 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California AMT-Free Municipal Income Fund	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management’s, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 27 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California AMT-Free Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2013